SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement	☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-2.

JDA Software Group, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-12.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
PROPOSAL 1 ELECTION OF DIRECTORS
PROPOSAL 2 APPROVAL OF AMENDMENT TO THE 1996 STOCK OPTION PLAN
STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
EXECUTIVE OFFICERS OF THE COMPANY
EXECUTIVE COMPENSATION
OPTION GRANTS IN LAST FISCAL YEAR
AGGREGATE OPTION EXERCISES DURING FISCAL 2002 AND YEAR END OPTION VALUES
TEN-YEAR OPTION REPRICING
REPORT OF THE AUDIT COMMITTEE
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION
STOCK PRICE PERFORMANCE GRAPH
PRINCIPAL ACCOUNTING FIRM FEES
PROPOSAL 3 RATIFY APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS
TRANSACTION OF OTHER BUSINESS
STOCKHOLDER PROPOSALS FOR 2004 ANNUAL MEETING
CHARTER OF THE NOMINATING AND GOVERNANCE COMMITTEE OF THE BOARD OF DIRECTORS
1996 STOCK OPTION PLAN
CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
AUDIT COMMITTEE OF THE BOARD OF DIRECTORS (the “Audit Committee”)

14400 North 87th Street
Scottsdale, Arizona 85260

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on May 22, 2003

To Our Stockholders:

      The 2003 Annual Meeting of Stockholders of JDA Software Group, Inc. will be held on Thursday, May 22, 2003, at 10:00 a.m., Scottsdale, Arizona time, at the JDA Software Group, Inc. World Headquarters, 14400 North 87th Street, Scottsdale, Arizona 85260, for the following purposes:

1.	To elect two Class I directors to serve a three-year term on our Board of Directors.

2.	To approve an amendment to our 1996 Stock Option Plan to increase the number of shares of Common Stock reserved for issuance thereunder from 7,000,000 to 8,200,000.

3.	To ratify the appointment of Deloitte & Touche LLP as our independent public accountants for the year ending December 31, 2003.

4.	To transact such other business as may properly come before the meeting.

      Stockholders of record at the close of business on March 31, 2003 are entitled to notice of, and to vote at, the 2003 Annual Meeting of Stockholders and any adjournments or postponements thereof. For ten days prior to the meeting, a complete list of stockholders entitled to vote at the meeting will be available for examination by any stockholder, for any purpose related to the meeting, during ordinary business hours at our principal offices located at 14400 North 87th Street, Scottsdale, Arizona 85260. A stockholder may only vote at the meeting if the holder is present in person or represented by proxy. A copy of our 2002 Annual Report on Form 10-K, which includes audited financial statements, is enclosed. Management cordially invites you to attend the 2003 Annual Meeting of Stockholders.

By Order of the Board of Directors,

Kristen L. Magnuson
Secretary

Scottsdale, Arizona
April 7, 2003

IMPORTANT: STOCKHOLDERS ARE REQUESTED TO COMPLETE, SIGN, DATE AND MAIL THE ENCLOSED PROXY. A POSTAGE-PAID ENVELOPE IS PROVIDED FOR MAILING IN THE UNITED STATES.

JDA SOFTWARE GROUP, INC.

14400 North 87th Street
Scottsdale, Arizona 85260

Proxy Statement

for
Annual Meeting of Stockholders
To Be Held on May 22, 2003

Solicitation and Voting of Proxies

      The accompanying proxy is solicited by the Board of Directors (the “Board or Directors” or the “Board”) of JDA Software Group, Inc., a Delaware corporation, for use at the 2003 Annual Meeting of Stockholders to be held on Thursday, May 22, 2003, at 10:00 a.m., Scottsdale, Arizona time (the “Annual Meeting”), or any adjournment or postponement thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. These proxy materials and the Annual Report to Stockholders for the year ended December 31, 2002, were first mailed on or about April 7, 2003, to stockholders of record at the close of business on March 31, 2003 (the “Record Date”). We had 28,502,343 shares of common stock outstanding, par value $.01 per share (“Common Stock”), as of the close of business on the Record Date. Only stockholders of record on the Record Date will be entitled to vote at the Annual Meeting. There must be a quorum for the Annual Meeting to be held. The holders of a majority of the issued and outstanding Common Stock entitled to vote, present in person or represented by proxy, shall constitute a quorum for the purpose of transacting business at the Annual Meeting. Abstentions and broker non-votes are counted in determining whether there is a quorum.

      Voting Securities and Voting of Proxies. Each stockholder is entitled to one (1) vote per share on the proposals presented in this Proxy Statement, as well as on all other matters that may be properly considered at the Annual Meeting. All valid proxies received prior to the Annual Meeting will be voted in accordance with the specifications or directions indicated on the proxy. A stockholder giving the enclosed proxy has the power to revoke it at any time prior to the time it is voted, by either (i) attending the Annual Meeting and voting in person; (ii) duly executing and delivering a proxy bearing a later date; or (iii) sending written notice of revocation to our Corporate Secretary at 14400 North 87th Street, Scottsdale, Arizona 85260. Votes cast by proxy or in person at the Annual Meeting will be tabulated by the inspector of elections appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Abstentions and broker non-votes will be counted for purposes of determining a quorum, but will not be counted for any purpose in determining whether a matter has been approved.

      Broker Non-Votes. A broker non-vote occurs when a broker submits a proxy card with respect to shares held in a fiduciary capacity (typically referred to as being held in “street name”) but declines to vote on a particular matter because the broker has not received voting instructions from the beneficial owner. Under the rules that govern brokers who are voting with respect to shares held in street name, brokers have the discretion to vote such shares on routine matters, but not on non-routine matters. Routine matters include the election of directors, increases in authorized common stock for general corporate purposes and ratification of auditors. Non-routine matters include amendments to stock plans where the aggregate share reserve increase exceeds five percent of the issuer’s outstanding stock.

      Solicitation of Proxies. We will bear the cost of soliciting proxies. We will request banks, brokers and other custodians, nominees and fiduciaries, to solicit their customers who have our stock registered in the names of such persons, and will reimburse them for their reasonable, out-of-pocket costs that we estimate to be approximately $20,000.

PROPOSAL 1

ELECTION OF DIRECTORS

      We have a classified Board of Directors which currently consists of two Class I Directors, (J. Michael Gullard and William C. Keiper), two Class II Directors (Douglas G. Marlin and Jock Patton), and one Class III Director (James D. Armstrong), who will serve until the annual meetings of stockholders to be held in 2003, 2004 and 2005, respectively, and until their respective successors are duly elected and qualified. Each Class of Directors is elected for a term of three years to succeed those Directors whose terms expire on the annual meeting dates. The number of Directors is currently set at five (5).

      The term of the Class I Directors will expire on the date of the 2003 Annual Meeting of Stockholders. Two individuals will be elected to serve as Class I Directors of the Board of Directors at the 2003 Annual Meeting of Stockholders. Our nominees for election by the stockholders to these positions are J. Michael Gullard and William C. Keiper. If elected, the nominees will serve as Directors until our annual meeting of stockholders in 2006, and until their successors are elected and qualified. If a nominee declines to serve or if a vacancy occurs before the election (although management knows of no reason to anticipate that this will occur), the proxies may be voted for a substitute nominee by the Board of Directors.

      If a quorum is present and voting, the nominees for Class I Directors receiving the highest number of votes will be elected. Abstentions and broker non-votes will not affect the vote.

Information Concerning Directors

      The names, ages, terms, positions, offices held, and business experience of our current Directors is set forth below:

				Term
Name	Age	Title	Class	Expires

James D. Armstrong	52	Chairman and Chief Executive Officer	III	2005
J. Michael Gullard(1),(3)	58	Director	I	2003
William C. Keiper(1)	52	Director	I	2003
Douglas G. Marlin(1),(2),(3)	55	Director	II	2004
Jock Patton(1),(2),(3)	57	Director	II	2004

(1)	Member of the Audit Committee

(2)	Member of the Compensation Committee

(3)	Member of the Nominating and Governance Committee

      James D. Armstrong has been a Director since co-founding our Company in 1985 and currently serves as Chairman of the Board. Mr. Armstrong also served as Co-Chairman of the Board from January 1999 to August 2000. Mr. Armstrong has served as our Chief Executive Officer from July 1999 to present, as Co-Chief Executive Officer from January 1999 to July 1999, and as Chief Executive Officer from 1985 to October 1997. Mr. Armstrong founded JDA Software Services, Ltd., a Canadian software development company, in 1978 and served as its President until 1987. Mr. Armstrong studied engineering at Ryerson Polytechnic Institute in Toronto, Ontario.

      J. Michael Gullard has been a Director since January 1999. Mr. Gullard has been the General Partner of Cornerstone Management, a venture capital and consulting firm specializing in software and data communications companies since 1984. Mr. Gullard has also served as Chairman of Merant PLC (formerly Micro Focus Group Ltd.), a publicly-held corporation headquartered in England with extensive operations in the United States, that specializes in software application development tools since 1996, and as Chairman of NetSolve, Incorporated, a publicly-held corporation which provides network management and security services for wide-area networks on an out-sourced basis since 1992. Mr. Gullard has previously served as Chief Executive Officer and Chief Financial Officer of Telecommunications Technology, Inc. from 1979 to 1984, and held a variety of financial and operational management positions at Intel Corporation from 1972 to 1979. Mr. Gullard currently serves as Chairman of Mainsoft Corp., a private company and has formerly served as a director of other technology companies. Mr. Gullard attended Stanford University where he received a Bachelor of Arts Degree in Economics and a Masters Degree from the Graduate School of Business.

      William C. Keiper has been a Director since April 1998. Mr. Keiper has served as Chairman and Chief Executive Officer of Arrange Technology LLC, a software development services outsourcing company since 2002 and as Managing Partner of Catalyst Partners LLC, a software technology mergers and acquisition advisory firm since 2002. From 1998 to 2002, Mr. Keiper served as President of Martin Wolf Securities LLC, a mergers and acquisitions firm serving middle market IT services, consulting and e- commerce companies. From 1997 to 1998, Mr. Keiper served as Managing Director of Software Equity Group, LLC, a software and Internet technology mergers, acquisitions and strategic consulting firm. Mr. Keiper was an officer and member of the Board of Directors of Artisoft, Inc., a publicly-held software company that develops and markets computer telephony and communications software from 1993 to 1997, serving as Chief Executive Officer from 1993 to 1997, and as Chairman of the Board from 1995 to 1997. From 1986 to 1993, Mr. Keiper held variety of executive positions with MicroAge, Inc., a publicly held distributor and integrator of information technology products and services, including President and Chief Operating Officer. Mr. Keiper currently serves on the Board of Directors of several technology companies, including Hypercom Corporation, a NYSE company that provides point-of-sale card payment systems. Mr. Keiper received a Bachelor of Science Degree in Business (finance major) from Eastern Illinois University, a Juris Doctorate Degree in law from Arizona State University and a Masters Degree in International Management from the Thunderbird American Graduate School of International Management.

      Douglas G. Marlin has been a Director since May 31, 2001. Mr. Marlin served as President and principal owner of Marlin Ventures, Inc., a Canadian-based consulting firm, from 1997 to 2000. From 1987 to 1996, Mr. Marlin served as President of JDA Software Services, Ltd., and from 1981 to 1987 as its Vice President. Prior to that, Mr. Marlin served in a variety of technical and development positions with IBM from 1973 to 1981. Mr. Marlin currently serves on the Board of Directors of Zed I Solutions, a Canadian technology company that develops hardware and software for real time industrial process monitoring, and Aero-Mechanical Services Ltd, a Canadian technology company providing Internet-based aircraft monitoring services. Mr. Marlin also serves as a Director for various privately-held companies including Firetrace USA, LLP, a fire suppression technology company. Mr. Marlin attended the University of Calgary where he received a Bachelor of Science Degree in Mathematics.

      Jock Patton has been a Director since January 26, 1999. Mr. Patton is a private investor and serves as Lead Trustee, Valuation Committee Chair and Executive Committee member of the over 60 funds comprising the ING and GCG families of mutual funds. Such fund groups have aggregate assets under management in excess of $30 billion. Mr. Patton previously served as Chief Executive Officer of Rainbow Multimedia Group, Inc., a producer of digital equipment, from 1999 to 2001. From 1992 to 1997, Mr. Patton served as a Director and President of StockVal, Inc., an SEC registered investment advisor providing securities analysis software and proprietary data to mutual funds, major money managers and brokerage firms worldwide. Prior to 1992, Mr. Patton was a Partner and Director in the law firm of Streich Lang where he founded and headed the Corporate/ Securities Practice Group. Mr. Patton currently serves as the Lead Director of Hypercom Corporation, a NYSE company that provides point-of-sale card payment systems. Mr. Patton has previously served on the Board of Directors of various public and private companies, including America West Airlines, Inc. Mr. Patton attended the University of California at Berkeley and received an A.B. Degree in Political Science and J.D. Degree in law.

Board of Directors Meetings and Committees

      Meetings of the Board. During the year ended December 31, 2002, the Board of Directors held nine meetings and took other action from time to time by written consent. Each Director attended all full meetings of the Board of Directors and meetings of the committees on which he served during 2002. The Company has standing Audit, Compensation and Nominating and Governance Committees. The standing Nominating and Governance Committee was recently designated by the Board in accordance with the requirements of the Sarbanes-Oxley Act of 2002. Previously, it has been the Board’s practice to establish a Nominating

Committee for the limited purpose of recommending nominees to stand for election to the Board. The duties and responsibilities of the standing Nominating and Governance Committee have been expanded and are described below.

      Audit Committee. The Audit Committee meets quarterly with management and our independent public accountants to review and approve operating results, financial statements and earnings releases. The primary duties and responsibilities of the Audit Committee are to:

(1)	retain the independent auditor, evaluate their independence, qualifications and performance, and to approve the terms of engagement for audit service and non-audit services;

(2)	review with management and the independent auditor, as appropriate, our financial reports and other financial information provided by us to any governmental body or the public;

(3)	review our compliance with legal and regulatory requirements;

(4)	regularly communicate with the independent auditor and financial and senior management and regularly report to the Board;

(5)	establish and observe complaint procedures regarding accounting, internal accounting controls and auditing matters; and

      (6) prepare the report required by the Securities and Exchange Commission.

      The Audit Committee also performs periodic reviews of our accounting policies and financial controls and is charged with adopting a Code of Ethics for senior financial officers and providing for and review of prompt disclosure to the public of any change in, or waiver of, such Code of Ethics. The Audit Committee performs such other duties and responsibilities as may be set forth in its charter.

      The Audit Committee consists of Mr. Gullard, Mr. Keiper, Mr. Marlin and Mr. Patton, each of whom is independent of management as defined in the National Association of Securities Dealers’ listing standards. The Audit Committee held eight meetings during the year ended December 31, 2002. For additional information concerning the Audit Committee and its charter, see “Report of the Audit Committee.”

      Compensation Committee. The Compensation Committee reviews all components of executive officer and director compensation for consistency with the compensation philosophy as in effect from time to time, including reviewing and approving salary, bonus levels and stock option grants for our executive officers and senior management. The Committee performs such other duties and responsibilities as may be set forth in its charter approved by the Board of Directors. The Compensation Committee consists of Mr. Marlin and Mr. Patton, each of whom is independent of management as defined in the National Association of Securities Dealers’ listing standards. The Compensation Committee held three meetings during the year ended December 31, 2002 and took other actions by written consent. For additional information concerning the Compensation Committee, see “Report of the Compensation Committee on Executive Compensation” and “Compensation Committee Interlocks and Insider Participation.”

      Nominating and Governance Committee. In October 2002, the Board of Directors formed a standing Nominating and Governance Committee for the purpose of:

(1)	identifying individuals qualified to become Board members;

(2)	selecting, or recommending to the Board, director nominees for each election of directors;

(3)	developing and recommending to the Board criteria for selecting qualified director candidates;

(4)	considering committee member qualifications, appointment and removal;

(5)	recommending corporate governance principles, codes of conduct and compliance mechanisms applicable to the Company; and

(6)	providing oversight in the evaluation of the Board and each committee of the Board.

The Nominating and Governance Committee acts pursuant to the Charter of the Nominating and Governance Committee. A copy of the Committee’s charter is attached as Appendix A to this proxy statement.

      The Nominating and Governance Committee consists of Mr. Gullard, Mr. Marlin and Mr. Patton, each of whom is independent of management as defined in the National Association of Securities Dealers’ listing standards. The Nominating and Governance Committee did not hold any meetings during the year ended December 31, 2002. The Nominating and Governance Committee held one meeting in January 2003 and recommended that Mr. Gullard and Mr. Keiper stand for re-election as Class I directors of the Board at the 2003 Annual Meeting of Stockholders.

      The Nominating and Governance Committee will consider nominees recommended by stockholders for election at the 2004 Annual Meeting of Stockholders. Any stockholder who wishes to recommend a nominee for election at the 2004 Annual Meeting of Stockholders should send such recommendation after the 2003 Annual Meeting of Stockholders but no later than 5:00 p.m., Scottsdale, Arizona time on December 8, 2003 to be considered timely. Nominations must be in writing and sent via registered, certified, or express mail to: Secretary, JDA Software Group, Inc., 14400 North 87th Street, Scottsdale, Arizona 85260. Facsimile or other forms of electronic submissions will not be accepted.

Vote Required and Board of Directors’ Recommendation

      If a quorum is present and voting, the two nominees for Class I director receiving the highest number of votes will be elected as Class I directors. Abstentions and broker non-votes have no effect on the vote.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ELECTION OF MR. GULLARD AND MR. KEIPER AS CLASS I DIRECTORS.

PROPOSAL 2

APPROVAL OF AMENDMENT TO THE 1996 STOCK OPTION PLAN

      In January 1996, we adopted the 1996 Stock Option Plan (the “1996 Option Plan”). The 1996 Option Plan was amended in November 2000 to increase the number of shares of Common Stock authorized for issuance under the 1996 Option Plan from 4,500,000 to 7,000,000 and to provide for certain limitations as described in the summary description below.

      On March 28, 2003, the Board approved a second amendment to the 1996 Option Plan, subject to stockholder approval, to increase the maximum number of shares of Common Stock authorized for issuance under the 1996 Option Plan from 7,000,000 to 8,200,000. The stockholders are now being asked to approve this amendment. The Board believes that in order to successfully attract, retain and motivate key personnel, we must continue to offer a competitive equity incentive program. As of December 31, 2002 only 210,876 shares remained available for future grants under the 1996 Option Plan, a number the Board believes to be insufficient to meet our anticipated needs. The essential features of the 1996 Option Plan, as amended, are summarized below. A copy of the 1996 Option Plan, as it is proposed to be amended and restated, is attached as Appendix B to this proxy statement.

Description of the 1996 Option Plan

      The following summary of the 1996 Option Plan is qualified in its entirety by the specific language of the 1996 Option Plan.

      General. The 1996 Option Plan provides for the grant of incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended, and nonstatutory stock options. As of March 31, 2003, options to purchase 2,152,115 shares of Common Stock granted pursuant to the 1996 Option Plan had been exercised, options to purchase an aggregate of 4,590,048 shares of Common Stock were outstanding, and 257,837 shares of Common Stock remained available for future grants under the 1996 Option Plan.

      Shares Subject to Plan. On March 28, 2003, the Board approved a second amendment to the 1996 Option Plan, subject to stockholder approval, to increase the maximum number of shares of Common Stock authorized for issuance under the 1996 Option Plan from 7,000,000 to 8,200,000. In the event of any stock dividend, stock split, reverse stock split, re-capitalization, combination, reclassification, or similar change in our capital structure, appropriate adjustments will be made in the number and class of shares subject to the 1996 Option Plan and to any outstanding options, to the exercise price per share of any outstanding options, and in the Annual Grant Limit. If any outstanding option expires, terminates or is canceled, such shares will be returned to the 1996 Option Plan and become available for future grant.

      Administration. The 1996 Option Plan is administered by the Board of Directors or a duly appointed committee of the Board. The 1996 Option Plan is administered in compliance with the requirements of Section 16 of the Securities Exchange Act of 1934 (the “Exchange Act”). The Board establishes the terms and conditions of each option including, the number of shares covered by each option, the vesting period, exercise price, term and type of consideration to be paid upon exercise of each option, and whether an option is an incentive stock option or a nonstatutory stock option. The 1996 Option Plan permits the Board to authorize appropriate executive officers to grant options to persons who are not officers or directors of the Company within guidelines established from time to time by the Board. The 1996 Option Plan authorizes the Board to amend, modify, extend or renew, or grant a new option in substitution for, any option, to waive any restrictions or conditions applicable to any option or any shares acquired upon the exercise thereof. Subject to certain limitations, the 1996 Option Plan provides that we will indemnify any director, officer or employee against all reasonable expenses, including attorneys’ fees, incurred in connection with any legal action arising from such person’s action or failure to act in administering the 1996 Option Plan. The Board will interpret the 1996 Option Plan and options granted thereunder, and all determinations of the Board will be final and binding on all persons having an interest in the 1996 Option Plan or any option.

      Eligibility. All employees, consultants, and directors who are also employees of any of our present or future parent or subsidiary corporations are eligible to participate in the 1996 Option Plan. In addition, options may be granted to prospective employees, consultants, and directors who are also employees in connection with written offers of employment or engagement. However, any such options may not begin to vest prior to such individual’s commencement of service. Non-employee directors are not eligible to receive grants under the 1996 Option Plan. As of March 31, 2003, we had approximately 1,230 employees, including eight executive officers and one director who was also an employee. While any eligible person under the 1996 Option Plan may be granted nonstatutory stock options, only employees may be granted incentive stock options.

      The 1996 Option Plan is designed to preserve our ability to deduct in full, for federal income tax purposes, the compensation recognized by certain executive officers in connection with options granted under the 1996 Option Plan. Section 162(m) of the Internal Revenue Code generally denies a corporate tax deduction for annual compensation exceeding $1 million paid by a publicly held company to its chief executive officer or to any of its four other most highly compensated officers. However, compensation that is deemed to be “performance-based” under Section 162(m) is generally excluded from this limit. To enable compensation received in connection with options granted under the 1996 Option Plan to qualify as performance-based, the 1996 Option Plan limits the size of options that can be granted under the plan. Under this limitation, no employee may be granted options under the 1996 Option Plan during any fiscal year to purchase more than 1,125,000 shares of Common Stock.

      Terms and Conditions of Options. Each option granted under the 1996 Option Plan is evidenced by a written agreement that specifies the number of shares subject to the option together with all other applicable terms and conditions. The exercise price of options granted under the 1996 Option Plan shall not be less than the fair market value of our Common Stock at the date of grant. The exercise price of any incentive stock option granted to a person who at the time of grant owns more than 10% of all classes of our stock (a “10% Stockholder”) must be at least 110% of the fair market value of our Common Stock on the date of grant. On March 31, 2003, the closing price of our Common Stock was $10.11, as reported on the NASDAQ Stock Market.

      Generally, the exercise price of an option may be paid in cash, by check, or in cash equivalent, by tender of shares of our Common Stock owned by the optionee having a fair market value not less than the exercise price, by the assignment of the proceeds of a sale or loan with respect to some or all of the shares of Common Stock being acquired upon the exercise of the option, by means of a promissory note, by any other lawful consideration approved by the Board or by any combination of these. The Board may restrict the forms of payment permitted in connection with any option grant. Although the 1996 Option Plan provides for payment of the exercise price by a promissory note if approved by the Board, loans to officers are now prohibited under the Sarbanes-Oxley Act of 2002.

      Options granted under the 1996 Option Plan will become exercisable and vested at such times and subject to such conditions as specified by the Board. The options granted under the 1996 Option Plan generally vest over a three or four-year period, commencing at the date of grant, and expire in ten years. Certain options granted to executive officers during 2002 have shorter vesting periods and provide for accelerated vesting upon a change of control in the Company’s ownership. The maximum term of incentive stock options granted under the Option Plan is ten years, except that an incentive stock option granted to a 10% Stockholder may not have a term longer than five years. Beginning in January 2003, the standard form of option agreement will be modified to provide for a term equal to the vesting period of the option plus three years. Consistent with the Code, the term of nonstatutory stock options granted under the 1996 Option Plan are not limited. Stock options are nontransferable by the optionee other than by will or by the laws of descent and distribution, and are exercisable during the optionee’s lifetime only by the optionee.

      The Company is prohibited from (i) granting more than 1,200,000 shares of Common Stock under the 1996 Option Plan in any 12-month period (beginning May 25, 2000, the date of our 2000 Annual Meeting of Stockholders), subject to any stock split, re-capitalization, dividend or related events; (ii) re-pricing any options granted under the 1996 Option Plan; and (iii) granting any options under the 1996 Option Plan with an exercise price below the fair market value of the Common Stock at the date of grant.

      Transfer of Control. The 1996 Option Plan provides that in the event of (i) a sale or exchange by the stockholders of more than 50% of our voting stock, (ii) a merger or consolidation to which we are a party, (iii) the sale, exchange or transfer of all or substantially all of our assets, or (iv) a liquidation or dissolution, wherein our stockholders immediately before any such event do not retain direct or indirect beneficial ownership of more than 50% of the total combined voting power of our voting stock, our successor, or the corporation to which our assets were transferred (a “Transfer of Control”), the Board may arrange with the surviving, continuing, purchasing or successor corporation or parent corporation thereof (the “Acquiring Corporation”) to assume or substitute substantially equivalent new options for the options outstanding under the 1996 Option Plan. In the event that the Acquiring Corporation elects not to assume or replace outstanding options under the 1996 Option Plan, any unexercisable or unvested portion of such options will become fully exercisable and vested prior to the Transfer of Control. To the extent that the options outstanding under the 1996 Option Plan are not assumed, replaced, or exercised prior to such event, they will terminate.

      Termination or Amendment. The 1996 Option Plan will continue in effect until the earlier of its termination by the Board or the date on which all shares available for issuance under the plan have been issued and all restrictions on such shares under the terms of the plan and the agreements evidencing options granted under the plan have lapsed; provided that all incentive stock options must be granted within 10 years of the earlier of (i) the date on which the latest increase in the maximum number of shares reserved under the plan was approved by our stockholders or (ii) the date such amendment increasing the maximum number of shares reserved under the plan was approved by the Board. The 1996 Option Plan currently provides that, unless sooner terminated, no incentive stock options may be granted after August 28, 2010. If the amendment proposed in this proxy statement is approved by the stockholders, the term of the 1996 Option Plan will be extended to March 28, 2013.

      The Board may terminate or amend the 1996 Option Plan at any time. However, without stockholder approval, the Board may not amend the 1996 Option Plan to increase the total number of shares of Common Stock issuable thereunder, change the class of persons eligible to receive incentive stock options, or effect any other change that would require stockholder approval under any applicable law. No termination or amendment of the 1996 Option Plan may adversely affect any then outstanding option or any unexercised portion thereof, without the consent of the optionee, unless such termination or amendment is required to enable an option designated as an incentive stock option to qualify as an incentive stock option or is necessary to comply with any applicable law or government regulation.

Options Granted to Certain Persons

      The aggregate numbers of shares of Common Stock subject to options granted to certain persons under the 1996 Option Plan since its inception are as follows: (i) James D. Armstrong, Chairman and Chief Executive Officer, 943,750 shares; (ii) Hamish N. Brewer, President, 652,500 shares; (iii) Kristen L. Magnuson, Executive Vice President and Chief Financial Officer, 374,687 shares; (iv) Peter J. Charness, Senior Vice President, Global Marketing and Chief Product Officer, 245,000 shares; (v) Scott D. Hines, Senior Vice President, Chief Technology Officer, 285,000 shares; (vi) all current executive officers as a group, an aggregate of 2,989,687 shares; (vii) all current directors who are not executive officers as a group, zero shares; and (viii) all employees, including current officers who are not executive officers, as a group, an aggregate of 3,799,437 shares. Since its inception, no options have been granted under the 1996 Option Plan to any other nominee for election as a director, or any associate of any such director, nominee or executive officer, and no other person has been granted five percent or more of the total amount of options granted under the 1996 Option Plan.

Summary of Federal Income Tax Consequences of the 1996 Option Plan

      The following summary is intended only as a general guide as to the United States federal income tax consequences of participation in the 1996 Option Plan and does not attempt to describe all possible federal or other tax consequences of such participation or tax consequences based on particular circumstances.

      Incentive Stock Options. An optionee recognizes no taxable income for regular income tax purposes as a result of the grant or exercise of an incentive stock option. Optionees who neither dispose of their shares within two years following the date the option was granted nor within one year following the exercise of the option will normally recognize a capital gain or loss equal to the difference, if any, between the sale price and the purchase price of the shares. In such event, we will not be entitled to any corresponding deduction for federal income tax purposes. In the event of the optionee’s disposition of shares before both of these holding periods have been satisfied (a “disqualifying disposition”), the optionee will recognize ordinary income equal to the spread between the option exercise price and the fair market value of the shares on the date of exercise, but in most cases not to exceed the gain realized on the sale, if lower. Any gain in excess of that amount will be a capital gain. If a loss is recognized, there will be no ordinary income, and such loss will be a capital loss. We should generally be able to deduct any ordinary income recognized by the optionee upon the disqualifying disposition of the shares for federal income tax purposes, except to the extent such deduction is limited by applicable provisions of the Internal Revenue Code.

      In general, the difference between the option exercise price and the fair market value of the shares on the date when an incentive stock option is exercised, or at such later time as the shares vest, is treated as an adjustment in computing income that may be subject to the alternative minimum tax, which is paid if such tax exceeds the regular tax for the year. Special rules may apply with respect to certain subsequent sales of the shares in a disqualifying disposition, certain basis adjustments for purposes of computing the alternative minimum taxable income on a subsequent sale of the shares and certain tax credits which may arise with respect to optionees subject to the alternative minimum tax.

      Nonstatutory Stock Options. Options not designated or qualifying as incentive stock options are nonstatutory stock options having no special tax status. An optionee generally recognizes no taxable income upon receipt of such an option. Upon exercising a nonstatutory stock option, the optionee normally recognizes ordinary income equal to the difference between the exercise price paid and the fair market value of the shares on the date when the option is exercised or such later date as the shares vest (the later of such dates being referred to as the “determination date”). If the optionee is an employee, such ordinary income generally is subject to withholding of income and employment taxes. If the determination date is after the exercise date, the optionee may elect, pursuant to Section 83(b) of the Internal Revenue Code, to treat the exercise date as the determination date by filing an election with the Internal Revenue Service no later than 30 days after the date the option is exercised. Upon the sale of stock acquired by the exercise of a nonstatutory stock option, any gain or loss, based on the difference between the sale price and the fair market value of the shares on the determination date, will be taxed as capital gain or loss. We should generally be entitled to a tax deduction equal to the amount of ordinary income recognized by the optionee as a result of the exercise of a nonstatutory stock option, except to the extent such deduction is limited by applicable provisions of the Internal Revenue Code.

Equity Compensation Plan Information

      We currently maintain five equity compensation plans that provide for the issuance of our Common Stock to officers and other employees, directors and consultants. The equity compensation plans include the 1995 Stock Option Plan (“1995 Option Plan”), the 1996 Option Plan, the 1996 Outside Directors Stock Option Plan (“1996 Directors Plan”) and the 1999 Employee Stock Purchase Plan (“1999 Purchase Plan”), which have been approved by stockholders and the 1998 Nonstatutory Stock Option Plan (“1998 Option Plan”), which has not been approved by stockholders. The following provides tabular disclosure as of December 31, 2002 of the number of securities to be issued upon exercise of outstanding options, the weighted average exercise price of outstanding options, and the number of securities remaining available for future issuance under equity compensation plans, aggregated into two categories — plans that have been approved by stockholders and plans that have not:

	Number of Securities		Number of Securities
	to be Issued Upon	Weighted-average	Remaining Available for
	Exercise of	Exercise Price of	Future Issuance Under
Equity Compensation Plans	Outstanding Options	Outstanding Options	Equity Compensation Plans

Approved by stockholders:
1995 Option Plan(1)	7,502	$2.833	—
1996 Option Plan	4,651,918	$13.66	210,876
1996 Directors Plan	115,480	$20.31	69,417
1999 Purchase Plan(2)	—	—	1,163,242

	4,774,900	$13.80	1,443,535
Not approved by stockholders:
1998 Option Plan(3)	504,157	$14.12	66,299
	5,279,057	$13.84	1,509,834

(1)	The 1995 Option Plan was terminated by the Board effective April 24, 2001 except for those provisions necessary to the administration of any outstanding options under the plan.

(2)	The 1999 Purchase Plan has been approved by stockholders. The 1999 Purchase Plan provides eligible employees the ability to purchase our Common Stock semi-annually at 85% of the lesser of (1) the fair market value on the first day of the 24-month offering period, or (2) the fair market value on the last day of each semi-annual purchase period. The 1999 Purchase Plan provides for the initial issuance of 750,000 shares with an automatic annual increase, beginning August 1, 2000 through August 1, 2009, equal to the lesser of 750,000 shares or such lesser amount of shares as determined by the Board. The shares reserved for issuance under the 1999 Purchase Plan were increased by 750,000 shares in both August 2001 and in August 2002.

(3)	The 1998 Option Plan has not been approved by stockholders. The 1998 Option Plan provides for the issuance of Common Stock to employees under nonstatutory stock option grants and permits option grants to executive officers under certain conditions. The 1998 Option Plan initially provided for the issuance of 187,500 shares and was subsequently amended in April 2000 to increase the number of shares of common stock reserved for issuance from 187,500 to 412,500, and in October 2001 to increase the number of shares of common stock reserved for issuance from 412,500 to 762,500. The nonstatutory stock options may be granted at a price not less than the fair market of our Common Stock on the date of grant. All options granted through 1999 under the 1998 Option Plan were fully vested, immediately exercisable, and expire in ten years. Options granted under the 1998 Option Plan during the three-year period ended December 31, 2002 generally vest over a three to four-year period commencing at the date of grant and expire in ten years. Certain options granted to executive officers during the year ended December 31, 2002 have shorter vesting periods and provide for accelerated vesting upon a change of control in the Company’s ownership. Beginning in January 2003, the standard form of option agreement will be modified to provide for a term equal to the vesting period of the option plus three years. The 1998 Option Plan has no scheduled termination date. See “Employment and Change of Control Agreements.”

Vote Required and Board of Directors’ Recommendation

      The adoption of Proposal 2 requires the affirmative vote of a majority of the shares present or represented by proxy and entitled to vote on this proposal. Abstentions will have the same effect as votes against the proposal. Broker non-votes will have no effect on the outcome of this vote.

      The Board believes that our success depends on our ability to attract, retain and motivate key personnel. Granting options to these individuals under the 1996 Option Plan plays an important role in motivating and retaining these key individuals, especially in light of the significant competition from other companies for the same talented and qualified personnel. As of December 31, 2002, only 210,876 shares of Common Stock remained available for grant of new options under the 1996 Option Plan, a number the Board believes is insufficient to meet our needs. Accordingly, the Board believes it is very important to approve the amendment to the 1996 Option Plan in order to provide the Company with additional options shares to attract, retain and motivate key personnel and to align their long-term interests with those of the stockholders.

      THE BOARD BELIEVES APPROVAL OF PROPOSAL 2 IS IN THE BEST INTEREST OF THE STOCKHOLDERS AND UNANIMOUSLY RECOMMENDS A VOTE “FOR” APPROVAL OF THE AMENDMENT TO THE 1996 STOCK OPTION PLAN TO INCREASE THE NUMBER OF SHARES ISSUABLE UNDER THE 1996 OPTION PLAN FROM 7,000,000 to 8,200,000.

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth the beneficial ownership of our Common Stock as of March 31, 2003 by (i) each of our Directors and Named Executive Officers, (ii) all other persons that we know beneficially own more than 5% of our outstanding Common Stock, and (iii) all of our directors and executive officers as a group.

	Shares
	Beneficially	Percentage
Name and Address of Beneficial Owner	Owned(1)	of Class

James D. Armstrong(2)	1,987,337	6.8%
J. Michael Gullard(3)	10,500	*
William C. Keiper(4)	36,975	*
Douglas G. Marlin(5)	47,179	*
Jock Patton(6)	23,480	*
Hamish N. Brewer(7)	231,084	*
Kristen L. Magnuson(8)	290,028	1.0%
Peter J. Charness(9)	93,736	*
Scott D. Hines(10)	65,228	*
All directors and executives officers as a group(12 persons)(11)	2,959,333	9.9%
Liberty Wanger Asset Management, L.P.(12)	4,334,000	15.2%
Royce and Associates, LLC(12)	2,049,800	7.0%
Daruma Asset Management, Inc.(12)	1,974,400	7.0%

*	Represents less than 1% of the outstanding Common Stock.

(1)	The information regarding security ownership of our Common Stock is as of March 31, 2003, except for the security ownership of Liberty Wanger Asset Management, L.P., which is derived from a Schedule 13G/ A(4) filed on February 12, 2002; the security ownership of Royce and Associates, LLC, which is derived from a Schedule 13G filed on February 3, 2003; and the security ownership of Daruma Asset Management, Inc., which is derived from a Schedule 13G filed on February 14, 2003. The percentage of class calculations are based on the number of shares of our Common Stock outstanding on March 31, 2003 (28,502,343 shares) plus, where appropriate, those shares subject to unexercised options which were exercisable on March 31, 2003, or within sixty days thereafter.

(2)	Includes 695,745 shares subject to unexercised options. The address for Mr. Armstrong is 14400 North 87th Street, Scottsdale, Arizona 85260. In addition, the share total includes 5,000 shares owned by the Kita Foundation, a private charitable foundation for which Mr. Armstrong serves as President, and 10,042 shares held in trusts for two of Mr. Armstrong’s children. Mr. Armstrong disclaims beneficial ownership of these shares.

(3)	Includes 5,500 shares subject to unexercised options.

(4)	Includes 32,459 shares subject to unexercised options.

(5)	Includes 11,979 shares subject to unexercised options.

(6)	Includes 17,480 shares subject to unexercised options.

(7)	Includes 218,881 shares subject to unexercised options.

(8)	Includes 236,936 shares subject to unexercised options. In addition, the share total includes 26,000 shares held by a family trust for which Ms. Magnuson serves as the Successor Trustee. Ms. Magnuson disclaims beneficial ownership of such shares.

(9)	Includes 84,162 shares subject to unexercised options.

(10)	Includes 64,601 shares subject to unexercised options.

(11)	Includes an aggregate of 1,535,320 shares subject to unexercised options.

(12)	Liberty Wanger Asset Management, L.P. is an Illinois-based investment advisor whose address is 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606. Royce and Associates, LLC is a New York-based investment advisor whose address is 1414 Avenue of the Americas, New York, New York 10019. Daruma Asset Management, Inc. is a New York-based investment advisor whose address is 80 West 40th Street, Ninth Floor, New York, New York 10018.

EXECUTIVE OFFICERS OF THE COMPANY

      The names, ages, positions, offices held and business experience of our executive officers as of March 31, 2003, are as follows:

Name	Age	Title

James D. Armstrong	52	Chairman and Chief Executive Officer
Hamish N. Brewer	40	President
Kristen L. Magnuson	46	Executive Vice President and Chief Financial Officer
John P. Blakeman	49	Senior Vice President, Global Support
Peter J. Charness	48	Senior Vice President, Global Marketing and Chief Product Officer
Scott D. Hines	39	Senior Vice President, Chief Technology Officer
David J. Tidmarsh	51	Senior Vice President, Client Services
Wayne J. Usie	36	Senior Vice President of the Americas

      A description of the business background of Mr. Armstrong is included under the caption “Proposal 1 — Election of Directors.”

      Hamish N. Brewer has served as our President since March 2001. Mr. Brewer previously served as Senior Vice President, Sales from 2000 to March 2001, as Senior Vice President, Enterprise Systems, from 1999 to 2000, as Senior Vice President, International during 1998 to 1999, as Director of our European, Middle East and African operations from 1996 to 1998, and as a Marketing Representative from 1994 to 1996. Prior to that, Mr. Brewer served as a Retail Marketing Specialist with IBM from 1986 to 1990, and in various operational positions with a privately-held retail sales organization located in England. Mr. Brewer received a Bachelor of Science and a Bachelor of Commerce Degree from the University of Birmingham in England.

      Kristen L. Magnuson has served as our Executive Vice President and Chief Financial Officer since March 2001. Ms. Magnuson previously served as Senior Vice President and Chief Financial Officer from September 1997 to March 2001. Prior to that, Ms. Magnuson served as Vice President of Finance and Planning for Michaels Stores, Inc., a publicly-held arts and craft retailer from 1990 to 1997, as Senior Vice President and Controller of MeraBank FSB, an $8 billion financial institution, from 1987 to 1990, and various positions including Audit Principal in the audit department of Ernst & Young from 1978 to 1987. Ms. Magnuson is a Certified Public Accountant and received a Bachelor of Business Administration Degree in Accounting from the University of Washington.

      John P. Blakeman has served as our Senior Vice President, Global Support since March 2001. Prior to that, Mr. Blakeman served as Vice President, Global Support for eTimeCapital, a Silicon Valley Internet start-up company, from 2000 to 2001, as Vice President, Baan Global Support Americas of Baan Corporation, a Netherlands-based software company, from 1998 to 2000, as Director, Customer Satisfaction Business Operations of Auspex Systems, Inc., a publicly-held hardware and software technology company, from 1997 to 1998, and in various management positions with Amdahl Corporation, a publicly-held information technology company and wholly-owned subsidiary of Fujitsu Limited, from 1982 to 1997. Mr. Blakeman also served for ten years in the U.S. Marine Corps. Mr. Blakeman received a Bachelor of Administration degree in Management from Saint Mary’s College, and a Master of Business Administration degree from Santa Clara University.

      Peter J. Charness has served as our Senior Vice President, Global Marketing and Chief Product Officer since March 1999. Mr. Charness previously served as our Vice President of Marketing and Strategy for the JDA Arthur Division from 1998 to 1999. Prior to that, Mr. Charness served as Vice President and General Manager of the Retail Division of Comshare, Inc, a publicly-held software company, from 1996 to 1998, as Vice President, Professional Services of Mitech Computer Systems, Inc., a publicly-held software company, from 1995 to 1996, and in various management positions including Vice President Logistics and Technology of Dylex Ltd., a publicly-held Canadian retail sales company, from 1984 to 1995. Mr. Charness’ education includes a CEGEP Diploma from McGill University in Montreal, Quebec, a Bachelor of Arts Degree from York University in Toronto, Ontario, and a Master of Business Administration Degree from the University of Western Ontario.

      Scott D. Hines has served as our Senior Vice President, Chief Technology Officer since February 1999. Mr. Hines has previously served as our Vice President of In-store Systems from 1997 to 1998, as Director of Store Systems Product Development from 1996 to 1997, and as Associate Director of Store Systems Product Development from 1993 to 1996. Prior to that, Mr. Hines served as Director of MIS for US Hosiery Corporation, a privately-held textile manufacturing company, from 1991 to 1993, and as President of DataWorks, Inc., a privately-held software development company, from 1987 to 1991. Mr. Hines attended Carnegie Mellon University and received a Bachelor of Science Degree in Molecular Biology.

      David J. Tidmarsh has served as our Senior Vice President, Client Services since January 1999. Prior to that, Mr. Tidmarsh served as Vice President of Business Development with HNC Retek, a business unit of HNC Software Inc., a publicly-held software solutions provider, from 1997 to 1998, as Chief Information Officer and Vice President of Logistics with Wilsons The Leather Experts, a retail sales company, from 1993 to 1997, as Chief Operating Officer of Page-Com, a publicly-held direct mail marketer of communication equipment, and as Vice President of Merchandise Planning, Allocation and Logistics with Pier One Imports, a specialty retail company, from 1987 to 1992. Mr. Tidmarsh attended Marquette University and received a Bachelor of Arts Degree in Philosophy.

      Wayne J. Usie has served as our Senior Vice President of the Americas since January 2003. Prior to that, Mr. Usie served as our Senior Vice President, Product Development from January 2001 to December 2002. Prior to that, Mr. Usie served as Vice President — Information Technology for Family Dollar Stores, Inc., a publicly-held mass merchant discount retailer from 1997 to 2000, as Vice President — Chief Financial Officer and Chief Information Officer of Campo Electronics, Appliances, and Computers, Inc., a publicly-held consumer electronics retailer, from 1996 to 1997, as President and Chief Executive Officer of International Networking & Computer Consultants, Inc., a privately-held software integration consulting firm, from 1992 to 1996, and in various management positions in the regional accounting firm of Broussard, Poche, Lewis & Breaux from 1988 to 1992. Mr. Usie attended Louisiana State University and received a Bachelor of Science Degree in Business Administration — Accounting.

EXECUTIVE COMPENSATION

      The table below sets forth information concerning the annual and long-term compensation for services rendered in all capacities during the years ended December 31, 2002, 2001 and 2000, for those persons who served as (i) chief executive officer during 2002; and (ii) the four most highly compensated executive officers as of December 31, 2002 other than the Chief Executive Officer (together, the “Named Executive Officers”).

Summary Compensation Table

					Long-Term
		Annual Compensation			Compensation

		Salary	Bonus	Other Annual	Securities Underlying	All Other
Name and Principal Position	Year	($)	($)	Compensation(1)	Options(#)(2)	Compensation($)

James D. Armstrong(3)	2002	400,000	208,920	0	225,000	2,185
Chairman of the Board and	2001	400,000	226,089	0	80,000	1,852
Chief Executive Officer	2000	365,000	200,000	0	0	1,746
Hamish N. Brewer(4)	2002	250,000	168,244	25,243	490,000	824
President	2001	250,000	202,936	71,796	50,000	1,552
	2000	200,000	203,151	0	60,000	1,552
Kristen L. Magnuson(5)	2002	250,000	110,316	0	200,000	1,806
Executive Vice President	2001	250,000	118,091	0	50,000	1,503
and Chief Financial Officer	2000	200,000	146,041	0	60,000	1,584
Peter J. Charness(6)	2002	215,000	95,177	0	100,000	1,806
Senior Vice President,	2001	215,000	124,438	0	40,000	1,754
Global Marketing and	2000	200,000	80,000	0	60,000	1,754
Chief Product Officer
Scott D. Hines(7)	2002	225,000	80,369	0	100,000	517
Senior Vice President,	2001	225,000	82,318	0	40,000	1,556
Chief Technology Officer	2000	200,000	110,000	0	60,000	1,556

(1)	Unless otherwise noted, other annual compensation for the periods presented, including moving expenses and other perquisites, was less than $50,000 or 10% of the respective current or former executive officer’s total annual salary and bonus.

(2)	The amounts shown in this column represent stock options granted in 2002, 2001 and 2000 pursuant to our 1996 Option Plan or our 1998 Option Plan.

(3)	The amounts shown for all other compensation include contributions under our 401(k) plan in 2002, 2001 and 2000 of $1,440, $1,095 and $1,260, respectively, and group term life and other insurance premiums of $745, $757 and $486, respectively.

(4)	The amounts shown for all other compensation include contributions under our 401(k) plan in 2002, 2001 and 2000 of $500, $1,250 and $1,260, respectively and group term life insurance premiums of $324, $302, and $292, respectively. The amount shown for other annual compensation in 2002 and 2001 represents reimbursements paid to Mr. Brewer for personal trips taken to the United Kingdom.

(5)	The amounts shown for all other compensation include contributions under our 401(k) plan in 2002, 2001 and 2000 of $1,320, $1,000 and $1,260, respectively, and group term life insurance premiums of $486, $503 and $324, respectively.

(6)	The amounts shown for all other compensation include contributions under our 401(k) plan in 2002, 2001 and 2000 of $1,320, $1,260 and $1,260, respectively and group term life insurance premiums of $486, $494 and $494, respectively.

(7)	The amounts shown for all other compensation include contributions under our 401(k) plan in 2002, 2001, and 2000 of $225, $1,260, and $1,260, respectively, and group term life insurance premiums of $292, $296, and $296, respectively.

Employment and Change of Control Arrangements

      We entered into an amended and restated employment agreement with Mr. Armstrong on July 23, 2002. The agreement provides Mr. Armstrong with an annual base salary and a bonus potential. The agreement also contains a severance provision that provides Mr. Armstrong with a lump sum payment equal to 36 months of his effective base salary if his employment is terminated by us without cause, or if Mr. Armstrong voluntarily terminates his employment with us for “Good Reason.” This agreement, which continues until terminated by either party upon giving of proper notice, is reviewed and adjusted periodically by the Board of Directors or the Compensation Committee.

      We also entered into employment agreements with Mr. Brewer and Ms. Magnuson effective January 22, 2003 and July 23, 2002, respectively. These agreements provide Mr. Brewer and Ms. Magnuson with an annual base salary and a bonus potential. These agreements also contain severance provisions that provide Mr. Brewer and Ms. Magnuson with lump sum payments equal to 24 months of their effective base salaries, plus their annual bonus for such year of termination as determined in accordance with our Executive Bonus Plan as administered, if their employment is terminated by us without cause, or if they voluntarily terminate their employment with us for “Good Reason.” The agreements provide for an initial term of three years, and will automatically renew in one-year intervals until terminated by either party upon giving of proper notice. The agreements will be reviewed and adjusted periodically by the Board of Directors or the Compensation Committee.

      Stock options have been granted to the Named Executive Officers and other members of our senior executive management team under the 1996 Option Plan and the 1998 Option Plan. The stock option agreements for these persons, as amended, generally provide for accelerated vesting of the underlying stock options upon (i) termination of the option holder’s employment by us or the successor company for any reason other than for cause, disability or death, or the resignation of the option holders for good reason within 18 months after a change of control or (ii) the non-assumption of or non-substitution for the stock options upon a change of control. A change of control is deemed to have occurred upon (i) the sale or exchange of more than 50% of our voting stock, (ii) a merger or consolidation to which we are a party, (iii) the sale, exchange, or transfer of all or substantially all of our assets, or (iv) a liquidation or dissolution. All future stock options granted to the Named Executive Officers and other members of our senior executive management team will contain similar provisions. See also “Approval of Amendment to the 1996 Stock Option Plan — Description of the 1996 Option Plan.”

Section 16(a) Beneficial Ownership Reporting Compliance

      Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) requires our executive officers, directors and beneficial holders of more than 10% of our Common Stock, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the National Association of Securities Dealers. We are provided with copies of all such filings. The rules of the Securities and Exchange Commission require us to disclose the identify of such executive officers, directors and beneficial owners of more than 10% of our Common Stock who did not file the required reports on a timely basis.

      Based solely upon our review of the forms that have been received by us, or the written representations from certain reporting persons that no Form 5 report was required, we believe that all Section 16(a) filing requirements applicable to our executive officers, directors and beneficial holders of more than 10% of our Common Stock were complied with during the fiscal year ended December 31, 2002, with the exception of two late filings. Gregory L. Morrison, one of our executive officers in fiscal year 2002, filed a Form 5 in February 2003 to report a transaction that occurred in May 2002 that was inadvertently omitted from Mr. Morrison’s May 2002 Form 4 filed in June 2003. James D. Armstrong, our chief executive officer, filed a Form 5 in February 2003 to report a transaction subject to voluntary reporting on Form 4 that occurred in July 2002. This Form 5 was amended in March 2003 to account for certain shares that Mr. Armstrong gifted (i) in January 2002 that were inadvertently omitted from Mr. Armstrong’s Form 5 filed in February 2003, and (ii) in fiscal years 2000 and 2001 to his daughter (who is currently under Mr. Armstrong’s financial control)

that were inadvertently omitted from Mr. Armstrong’s Form 5’s filed in February 2001 and February 2002, respectively.

Certain Transactions

      During fiscal year 2002 we had an arrangement with James D. Armstrong, our chairman and chief executive officer, pursuant to which we reimbursed Mr. Armstrong for certain costs incurred by Mr. Armstrong and other JDA personnel for using an airplane for travel related to company business. The airplane is owned by a company whose sole owner is Mr. Armstrong. The aggregate amount of such payments by the Company to Mr. Armstrong during 2002 was $70,680.

Compensation of Directors

      During 2002 our outside Directors received an annual retainer of $15,000 plus $1,000 for attendance at regular Board of Director meetings (including same-day committee meetings), $500 for participation in scheduled telephonic board meetings, $1,000 for participation in Audit Committee meetings, and reimbursement for reasonable out-of-pocket expenses. Mr. Gullard has been designated as the lead Outside Director and receives an additional annual retainer of $7,500 for serving in this capacity. Mr. Keiper also receives an additional annual retainer of $7,500 for serving as Chairman of the Audit Committee.

      Outside Directors also participate in the 1996 Directors Plan. The 1996 Directors Plan was approved by stockholders and provides for the issuance of up to 225,000 shares of common stock to eligible participants under nonstatutory stock option grants. Under the 1996 Directors Plan, outside directors receive a one-time grant to purchase 18,750 shares upon appointment to the Board of Directors, and an annual option grant to purchase 6,000 shares for each year of service thereafter. The nonstatutory stock options may be granted at a price not less than the fair market value of the common stock at the date of grant. The options generally vest over a three-year period commencing at the date of grant, and expire in ten years. The 1996 Directors Plan has no scheduled termination date.

      Directors who are also employees do not receive any additional compensation for their service on the Board of Directors.

OPTION GRANTS IN LAST FISCAL YEAR

      The following table sets forth information concerning the grants of stock options during the year ended December 31, 2002 to the Named Executive Officers identified in the Summary Compensation Table. No SARs were granted during 2002.

					Potential Realizable
	Individual Grants in 2002(1),(3)				Value at Assumed
					Annual Rates of Stock
	Number of	Percent of			Price Appreciation for
	Securities	Total Options	Exercise		Option Term(2)
	Underlying	Granted to	Price Per	Expiration
Name	Options Granted(#)	Employees(%)	Share($/Sh)	Date	5%($)	10%($)

James D. Armstrong	125,000	6.0	21.400	1/8/2012	1,682,293	4,263,261
	100,000	4.8	10.330	12/5/2012	222,618	479,415

	225,000	10.8			1,904,911	4,742,676
Hamish N. Brewer	200,000	9.6	21.008	1/3/2012	2,642,364	6,696,269
	290,000	13.9	10.330	12/5/2012	1,018,824	2,311,365

	490,000	23.5			3,661,188	9,007,634
Kristen L. Magnuson	100,000	4.8	21.008	1/3/2012	1,321,182	3,348,134
	100,000	4.8	10.330	12/5/2012	351,319	797,023

	200,000	9.6			1,672,501	4,145,157
Peter J. Charness	50,000	2.4	21.008	1/3/2012	660,591	1,674,067
	50,000	2.4	10.330	12/5/2012	175,659	398,511

	100,000	4.8			836,250	2,072,578
Scott D. Hines	50,000	2.4	21.008	1/3/2012	660,591	1,674,067
	50,000	2.4	10.330	12/5/2012	175,659	398,511

	100,000	4.8			836,250	2,072,578

(1)	Incentive and nonstatutory stock options were granted pursuant to our 1996 Option Plan or 1998 Option Plan at prices not less than the fair market value of the Common Stock at the date of grant. The options generally become exercisable over a three-year period, commencing at the date of grant, and expire in ten years.

(2)	The 5% and 10% assumed compounded annual rates of stock price appreciation are in accordance with the potential gains and are net of exercise price, but before taxes associated with the exercise rules of the Securities and Exchange Commission. These amounts and assumed rates of appreciation do not represent our estimate of future stock price. Actual gains, if any, on stock option exercises will be dependent on future performance of the Common Stock and overall market conditions as well as the option holder’s continued employment throughout the vesting period. There can be no assurance that the actual stock price appreciation over the ten-year option term will be at the assumed 5% and 10% levels or at any other defined level.

(3)	The stock options granted to the Named Executive Officers contain accelerated vesting provisions in the event of a change of control. For more information see “Employment and Change of Control Arrangements.”

AGGREGATE OPTION EXERCISES DURING FISCAL 2002

AND YEAR END OPTION VALUES

      The following table sets forth information concerning stock option exercises during the year ended December 31, 2002, and unexercised options held as of December 31, 2002, by the Named Executive Officers identified in the Summary Compensation Table.

			Number of Securities		Value of Unexercised
			Underlying Unexercised		In-the-Money Options at
	Shares		Options at 12/31/02(#)		12/31/02($)(1)
	Acquired On	Value
Name	Exercise(#)	Realized($)	Exercisable	Unexercisable	Exercisable	Unexercisable

James D. Armstrong	153,000	$3,302,421	559,635	256,115	$391,909	$2
Hamish N. Brewer	85,000	$1,626,050	121,382	511,118	$8,952	$6
Kristen L. Magnuson	85,000	$1,597,568	183,882	221,118	$16,106	$6
Peter J. Charness	80,000	$1,552,806	60,274	117,226	$10,002	$6
Scott D. Hines	30,117	$476,032	35,158	117,226	$5,794	$—

(1)	Options are considered to be “in-the-money” if the fair market value of the underlying securities exceeds the exercise price of the options on the specified date. The amounts shown in these columns are based upon the difference between the closing price of the Common Stock on December 31, 2002 ($9.66), and the exercise price of the options.

TEN-YEAR OPTION REPRICING

      The following table sets forth information concerning adjustments made to the exercise price of stock options previously awarded certain of our Named Executive Officers under the 1996 Option Plan during the last ten completed fiscal years:

		Number of
		Securities	Market Price of			Length of Original
		Underlying	Common Stock	Exercise Price		Option Term
		Options	at Time of	At Time of	New	Remaining at Date of
		Repriced or	Repricing or	Repricing or	Exercise	Repricing or
Name	Date	Amended(#)	Amendment($)	Amendment($)	Price($)	Amendment

Scott D. Hines (1)	12/15/98	5,422	$8.875	$14.583	$8.875	8 years and 43 days
		7,500	$8.875	$22.417	$8.875	8 years and 220 days
		11,250	$8.875	$19.542	$8.875	9 years and 42 days
		11,250	$8.875	$26.959	$8.875	9 years and 204 days

(1)	On December 15, 1998, we repriced certain outstanding stock options for eligible participants, excluding directors and executive officers. Mr. Hines has served as our Senior Vice President, Chief Technology Officer since February 1999 and was not an executive officer at the time of the repricing.

REPORT OF THE AUDIT COMMITTEE

      The following is the Report of the Audit Committee with respect to our audited financial statements for the year ended December 31, 2002. The following Report of the Audit Committee shall not be deemed to be soliciting material or to be filed with the Securities and Exchange Commission nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent we specifically incorporate it by reference into such filing.

Membership and Purpose

      The Audit Committee meets quarterly with management and our independent public accountants to review and approve operating results, financial statements and earnings releases. The primary duties and responsibilities of the Audit Committee are to:

(1)	retain the independent auditor, evaluate their independence, qualifications and performance, and approve the terms of engagement for audit and non-audit services;

(2)	review with management and the independent auditor, as appropriate, our financial reports and other financial information provided by us to any governmental body or the public;

(3)	review our compliance with legal and regulatory requirements;

(4)	regularly communicate with the independent auditor and financial and senior management and regularly report to the Board;

(5)	establish and observe complaint procedures regarding accounting, internal auditing controls and auditing matters; and

(6)	prepare the report required by the Securities and Exchange Commission.

      The Audit Committee periodically reviews our accounting policies and internal controls. The Audit Committee will also adopt a Code of Ethics for senior financial officers and provide for review and prompt disclosure to the public of any change in, or waiver of, such Code of Ethics. The Audit Committee performs such other duties and responsibilities as may be set forth in its charter.

      The Audit Committee consists of Mr. Gullard, Mr. Keiper, Mr. Marlin and Mr. Patton, each of whom is independent of management as defined in the National Association of Securities Dealers’ listing standards and applicable rules and regulations of the Securities and Exchange Commission. The Audit Committee held eight meetings during the year ended December 31, 2002. The Audit Committee acts pursuant to the Charter of the Audit Committee, which was amended and restated by the Board of Directors on October 22, 2002. A copy of the amended and restated charter is attached as Appendix C to this proxy statement.

Adoption of Policy for Approving Audit and Permitted Non-Audit Services of the Independent Auditor

      In March 2003, the Audit Committee established a policy to pre-approve all audit and permitted non-audit services provided by our independent auditor. Under the policy, all services that are not prohibited by rules and regulations of the Securities and Exchange Commission shall be deemed permitted services and may be provided to us with the pre-approval of the full Audit Committee as set forth in the policy.

      The policy provides that all services to be performed by our independent auditor must be pre-approved by the Audit Committee. Such pre-approval may be given at any time up to a year before commencement of the specified service. Although the rules of the Securities and Exchange Commission permit de minimis exceptions, it is our policy to pre-approve all audit and permitted non-audit services performed by our independent auditor. Pre-approval may be of classes of permitted services, such as “annual audit services,” “tax compliance services” or similar broadly defined predictable or recurring services. These classes of services may be pre-approved with pre-established fee thresholds (for example, “tax compliance services for 2003 with fees not to exceed $500,000 without additional pre-approval.”) The fees are budgeted and the Audit Committee may require the independent auditor and management to report actual fees versus the budget periodically throughout the year by category of services. A copy of the pre-approval policy is attached as Appendix D to this proxy statement.

Review of the Company’s Audited Financial Statements

      Deloitte & Touche LLP has discussed with the Audit Committee the conduct of the audit of our financial statements and has represented to the Audit Committee that their presentations include all matters required to be discussed by Statement on Auditing Standards No. 61, as amended, “Communication with Audit Committees.” The Audit Committee has met with our independent auditors Deloitte & Touche LLP, with and without management present, to discuss the overall scope of Deloitte & Touche LLP’s audit, the results of its examinations, its evaluations of our internal controls and the overall quality of our financial reporting. Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles.

      The Audit Committee has received from Deloitte & Touche LLP a formal written statement describing all relationships between the auditors and us that might bear on the auditors’ independence consistent with Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees,” discussed with the auditors any relationships that may impact their objectivity and independence and the extent to which they may be retained to perform non-audit services, and satisfied itself as to the auditors’ independence.

      Based on the review and discussions referred to above, the Audit Committee recommended that the Board of Directors include the Company’s audited consolidated financial statements in the Annual Report on Form 10-K for the fiscal year ended December 31, 2002.

      Respectfully submitted by the members of the Audit Committee of the Board of Directors.

2002 AUDIT COMMITTEE

William C. Keiper
J. Michael Gullard
Douglas G. Marlin
Jock Patton

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

      The Compensation Committee is comprised of two non-employee members of our Board of Directors. There are no interlocks between our Compensation Committee and any other entities involving our Directors and executive officers who serve as executive officers of such entities.

REPORT OF THE COMPENSATION COMMITTEE

ON EXECUTIVE COMPENSATION

      The following Report of the Compensation Committee shall not be deemed to be soliciting material or to be filed with the Securities and Exchange Commission nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended or the Exchange Act, except to the extent we specifically incorporate it by reference into such filing.

Membership and Purpose

      The Compensation Committee reviews all components of executive officer and director compensation for consistency with the compensation philosophy as in effect from time to time, including reviewing and approving salary, bonus levels and stock option grants for our executive officers and senior management. The Committee performs such other duties and responsibilities as may be set forth in its charter approved by the Board of Directors. The Compensation Committee consists of Mr. Marlin and Mr. Patton, each of whom is independent of management as defined in the National Association of Securities Dealers’ listing standards. The Compensation Committee held three meetings during the year ended December 31, 2002 and took other actions by written consent. The Compensation Committee also performs such other duties and responsibilities as may be set forth in its charter, which was amended and restated by the Board on October 22, 2002. A copy of the amended and restated charter is attached as Appendix E to this proxy statement.

Compensation Philosophy

      The goal of the Compensation Committee is to align executive compensation with the value achieved by the executive team for our stockholders. Our compensation program therefore emphasizes both short- and long-term incentives designed to attract, motivate, and retain highly qualified executives who will effectively manage our operations and maximize stockholder value. We use salary, executive officer bonuses and stock options to motivate executive officers to achieve our business objectives and to align the incentives of officers with the long-term interests of stockholders. The Compensation Committee periodically reviews and evaluates each executive officer’s base and variable compensation relative to corporate performance and comparative market information. In setting total compensation, the Compensation Committee considers both individual and company-wide performance. The Compensation Committee has on occasion referred to market information in the form of published survey data provided from time to time to the Compensation Committee by our human resources staff or by outside consultants.

      In preparing the performance graph for this Proxy Statement, we selected the Nasdaq Stock Market-U.S. Index and certain Computer and Data Processing Stocks as our peer groups. The companies that we included in our stratified salary surveys provided to the Compensation Committee are not necessarily those included in the indices, as we may not compete with such companies for executive talent, and companies that do compete with us for executive talent may not be publicly traded.

      The Compensation Committee has considered the potential impact of Section 162(m) of the Internal Revenue Code (“Section 162(m)”) adopted under the Federal Revenue Reconciliation Act of 1993. Section 162(m) disallows a tax deduction to any publicly-held corporation for individual compensation exceeding $1 million in any taxable year paid to the Chief Executive Officer or any of the four other most highly compensated executive officers, unless compensation is performance-based. Since the targeted cash compensation of each of the Named Executive Officers is well below the $1 million threshold, and we believe that any options granted under the Option Plan currently meet the requirement of being performance-based in accordance with the regulations under Section 162(m), the Compensation Committee believes that Section 162(m) will not reduce the tax deductions that would be available to us for executive compensation in 2003. Our policy is to qualify to the extent reasonable for executive officers’ compensation for deductibility under applicable tax laws.

Forms of Compensation

      Salary and Cash Incentive Compensation. We strive to offer our executive officers salaries that are competitive with comparable companies in the technology sector generally and in the vertical market enterprise software and general software industries. We entered into employment agreements with Hamish Brewer, our President, and Kristen L. Magnuson, our Executive Vice President and Chief Financial Officer effective January 22, 2003 and July 23, 2002, respectively, however, the base compensation and bonus arrangements of these executive officers were not changed. We also amended and restated the employment agreement of James D. Armstrong, our Chief Executive Officer. This amendment, which is described in more detail below, did not change Mr. Armstrong’s base salary or bonus arrangement. For a summary of certain provisions of these employment agreements, see “Employment and Change of Control Agreements.” In June 2001, the Compensation Committee adopted an executive bonus program for Messrs. Armstrong and Brewer and for Ms. Magnuson. Bonuses for Mr. Brewer and Ms. Magnuson are tied to the performance of the company compared to goals set by management with Board approval. Mr. Armstrong’s bonus is set as a percentage of the bonus paid to Mr. Brewer and Ms. Magnuson. Although targets were adjusted, the structure of the executive bonus program was unchanged for fiscal year 2002.

      Stock Options. The Compensation Committee believes that equity ownership by executive officers provides incentives to build stockholder value and aligns the interests of executive officers with those of the stockholders, and therefore makes grants of stock options under our 1996 Option Plan at the commencement of an executive officer’s employment and, depending on that officer’s performance and the propriety, in the Compensation Committee’s judgment, of additional awards to retain key employees, periodically thereafter. The Compensation Committee will periodically make grants of stock options to our executive officers under our 1998 Option Plan, a broad-based plan that has not been approved by stockholders but which permits option grants to executive officers under certain conditions. For a summary description of the material terms of the 1998 Option Plan, see “Approval of Amendment to the 1996 Stock Option Plan — Equity Compensation Plan Information.” Stock options are granted at the prevailing market price, generally vest over a period of three to four years and will only have value if our stock price increases over the exercise price. Therefore, the Compensation Committee believes that stock options serve to align the interests of executive officers closely with other stockholders because of the direct benefit executive officers receive through improved stock price performance. During 2002, management recommended, and the Compensation Committee approved, grants of options to each of the Named Executive Officers, including the Chief Executive Officer, to purchase between 100,000 and 490,000 shares of our Common Stock. Although options typically vest over a three to four year period, options granted to certain executive officers may have shorter vesting periods. Beginning in January 2003, the Board of Directors modified the standard form of option agreements under the 1996 Option Plan and the 1998 Option Plan to provide for a term equal to the vesting period of the option plus three years.

      Other Compensation Plans. We adopted certain broad-based employee benefit plans in which executive officers have been permitted to participate. Our incremental costs to provide benefits to executive officers under these life and health insurance plans and retirement plans is less than 10% of the base salaries for executive officers for 2002. Benefits under the broad-based plans are not directly or indirectly tied to our performance.

      Most of our employees were, subject to certain limitations, eligible to participate in our 1999 Stock Purchase Plan which allowed all eligible employees (including executive officers, but excluding those who beneficially own more than 5% of the outstanding Common Stock) to purchase shares of our Common Stock through payroll deductions at a purchase price of the lower of 85% of the fair market value of the share on the first day or the last day of the applicable offering period of the plan. The Compensation Committee believes the stock purchase plans encourage broad-based equity ownership throughout our employee base, and thereby encourage alignment of employee incentive with stockholder interests.

Chief Executive Officer

      James D. Armstrong served as Chief Executive Officer during 2002. The Committee believes Mr. Armstrong is among the most capable leaders in the software industry, and that under his leadership the Company delivered strong results in an extremely challenging environment. The Committee commends Mr. Armstrong and his team in particular for continually delivering profitable performance despite fluctuating demand and difficult economic conditions.

      The salary paid to Mr. Armstrong is based upon the agreements reached with him at the time he returned to a full-time operating role with the Company in the July 1999, with compensation levels adjusted from time to time by either the Board or the Compensation Committee. Mr. Armstrong’s bonus opportunity is based on a fixed percentage of the bonuses earned by Mr. Brewer and Ms. Magnuson, whose bonuses in turn are based upon software revenue and earnings targets set by management and the Board of Directors. In July 2002 Mr. Armstrong’s employment agreement with us was amended and restated to include certain change of control provisions, however his base salary was not changed. For a summary of the affected provisions and other significant terms of Mr. Armstrong’s employment agreement, see “Employment and Change of Control Agreements.” The Compensation Committee believes the salary and stock option levels for Mr. Armstrong are consistent with CEO compensation levels at the vertical market enterprise software companies and other software companies considered by the Compensation Committee to be comparable to the Company, and are reasonable and fair to the Company’s stockholders.

      In 2002, Mr. Armstrong’s performance-based compensation consisted of stock option grants and a cash bonus under the Company’s executive bonus program. In January 2002 and again in December 2002, the Board and the Compensation Committee, respectively, approved stock option grants to Mr. Armstrong to purchase 125,000 and 100,000 shares of our common stock, respectively. In approving the option grants, the Compensation Committee considered, among other things, the Company’s continued operational profitability despite market volatility in 2002, Mr. Armstrong’s foresight, leadership and continued dedication to the

Company’s success and the investment community’s confidence in the Company. In the Compensation Committee’s view, the 2002 option grants are in the best interest of the Company to ensure that Mr. Armstrong continues his valuable contributions.

2002 COMPENSATION COMMITTEE

Douglas G. Marlin
Jock Patton

STOCK PRICE PERFORMANCE GRAPH

      The graph below compares the cumulative total return on our Common Stock with the NASDAQ Stock Market index (U.S. companies) and the cumulative total return of NASDAQ Computer and Data Processing Stocks (Peer Group) for the period from December 31, 1997 to December 31, 2002. The comparison assumes that $100 was invested on December 31, 1997 in our Common Stock and in each of the comparison indices, and assumes reinvestment of dividends.

Comparison of Cumulative Total Returns

Performance Graph for
JDA Software Group, Inc.

Company/ Index Name	12/31/97	12/31/98	12/31/99	12/31/00	12/31/01	12/31/02

JDA Software Group, Inc.	$100.00	$41.53	$70.20	$55.97	$95.79	$41.40
NASDAQ Stock Market (US Companies)	100.00	139.63	$259.14	157.32	124.20	85.05
Computer and Data Processing Stocks (Peer Group)	100.00	139.31	$802.38	316.90	107.04	37.30

      The information contained in the Stock Performance Graph shall not be deemed to be soliciting material or to be filed with the Securities and Exchange Commission nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent we specifically incorporate it by reference into such filing.

PRINCIPAL ACCOUNTING FIRM FEES

      The following table sets forth the aggregate fees billed to the Company for the years ended December 31, 2002 and December 31, 2001 by our principal accounting firm, Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte & Touche”). Certain amounts for 2001 have been reclassified to conform to the 2002 presentation format:

Type of Fee	Amount

	2002	2001

Audit-Fees(1)	$360,205	$318,336
Audit-Related Fees(2)	210,510	143,216

Total Audit and Audit Related Fees	570,715	461,552
Tax Fees(3)	423,963	287,556
All Other Fees(4)	—	—

Total Fees	$994,678	$749,108

(1)	Audit fees include fees for services rendered by Deloitte & Touche in connection with their audit of our consolidated financial statements for the fiscal years ended December 31, 2002 and 2001, reviews of the consolidated financial statements included in our Quarterly Reports on Form 10-Q or Annual Reports on Form 10-K during the applicable fiscal year, and regulatory reports in international jurisdictions.

(2)	Audit-related fees include fees for services rendered by Deloitte & Touche for matters such as due diligence pertaining to acquisitions, consultation on accounting and reporting standards not arising as part of the audit, audits of employee benefit plans, and internal control reviews not performed in connection with the audit.

(3)	Tax fees include fees for services rendered by Deloitte & Touche for tax compliance, preparation of original and amended tax returns, claims for refunds and tax payment-planning services.

(4)	Deloitte & Touche did not perform nor bill the Company for any other services during the fiscal years ended December 31, 2002 and 2001 that are appropriately classified as “All Other Fees.”

      The Audit Committee considered whether the provision of non-audit services by Deloitte & Touche is compatible with maintaining Deloitte & Touche’s independence with the Company.

      For a description of the Audit Committee’s pre-approval policies and procedures for audit and permitted non-audit services performed by our independent auditor, see “Report of the Audit Committee — Adoption of Policy for Approving Audit and Permitted Non-Audit Services of the Independent Auditor.” This pre-approval policy was adopted by the Audit Committee in March 2003 to comply with the final rule of the Securities and Exchange Commission that was promulgated at the end of January 2003. Because pre-approval of audit and permitted non-audit services of the independent auditor is a new requirement, none of the non-audit services listed above under the categories “Audit-Related Fees,” “Tax Fees” or “All Other Fees” were pre-approved by the Audit Committee for the years ended December 31, 2002 and 2001.

PROPOSAL 3

RATIFY APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

      We used Deloitte & Touche LLP as our principal independent public accounting firm during the year ended December 31, 2002. The Board of Directors has selected Deloitte & Touche LLP as its independent public accountants for fiscal 2003. This appointment is being presented to the stockholders for ratification. Although the Company is not required to obtain stockholder ratification of the appointment of the independent auditors for the Company for the year ended December 31, 2003, the Company has elected to do so in order to provide the stockholders with an opportunity to participate in this decision. In the event that the stockholders do not ratify the appointment of Deloitte & Touche LLP as the independent auditor of the Company, the Board of Directors will consider the retention of other independent auditors.

      For a summary of the aggregate fees billed to us by Deloitte & Touche LLP for the years ended December 31, 2002 and 2001, see “Principal Accounting Firm Fees” directly above.

      A representative of Deloitte & Touche LLP will attend the Annual Meeting for the purpose of responding to appropriate questions from shareholders and will be afforded an opportunity to make a statement if so desired.

Vote Required and Board of Directors’ Recommendation

      Approval of this proposal requires the affirmative vote of a majority of the shares present or represented by proxy and entitled to vote on this proposal. Abstentions and broker non-votes will have the same effect as votes against the proposal.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS OUR INDEPENDENT AUDITORS FOR THE YEAR ENDED DECEMBER 31, 2003.

TRANSACTION OF OTHER BUSINESS

      The Board of Directors does not know of or intend to present any matters at the 2003 Annual Meeting of Stockholders other than those described herein and does not presently know of any matters that will be presented by other parties. If however, any other matters properly come before the meeting, it is intended that the proxies in the accompanying form will be voted thereon in accordance with the judgment of the persons voting such proxies.

STOCKHOLDER PROPOSALS FOR 2004 ANNUAL MEETING

      Stockholder proposals may be submitted for inclusion in our 2004 proxy material after the 2003 Annual Meeting of Stockholders but no later than 5:00 p.m., Scottsdale, Arizona time on December 8, 2003 to be considered timely. Proposals must be in writing and sent via registered, certified, or express mail to: Secretary, JDA Software Group, Inc., 14400 North 87th Street, Scottsdale, Arizona 85260. Facsimile or other forms of electronic submissions will not be accepted.

By Order of the Board of Directors,

Kristen L. Magnuson
Secretary

April 7, 2003

JDA SOFTWARE GROUP, INC.

CHARTER OF
THE NOMINATING AND GOVERNANCE COMMITTEE
OF THE BOARD OF DIRECTORS

I.     Statement of Policy

      This Charter specifies the scope of the responsibilities of the Nominating and Corporate Governance Committee (the “Committee”) of the Board of Directors (the “Board”) of JDA Software Group, Inc. (the “Company”) and the manner in which those responsibilities shall be performed, including its structure, processes and membership requirements.

      The primary responsibilities of the Committee are to (i) consider committee member qualifications, appointment and removal; (ii) develop and recommend to the Board criteria for selecting qualified director candidates; (iii) select, or recommend to the Board, director nominees for each election of directors; (iv) identify individuals qualified to become Board members; (v) recommend corporate governance principles, codes of conduct and compliance mechanisms applicable to the Company, and (vi) provide oversight in the evaluation of the Board, its members and each committee.

II.     Organization and Membership Requirements

      The Committee shall be comprised of three or more directors, each of whom shall satisfy the independence requirements established by the rules of Nasdaq; provided that one director who does not meet the independence criteria of Nasdaq may serve on the Committee (i) if the individual is an officer who owns or controls more than 20% of the Company voting securities or (ii) pursuant to the “exceptional and limited circumstances” exception as provided under the rules of Nasdaq.

      The members of the Committee shall be appointed by the Board and shall serve until their successors are duly elected and qualified or their earlier resignation or removal. Any member of the Committee may be removed or replaced by the Board. Unless a chairman is elected by the full Board, the members of the Committee may designate a chairman by majority vote of the full Committee membership. The Committee may, from time to time, delegate duties or responsibilities to subcommittees or to one member of the Committee.

      A majority of the members shall represent a quorum of the Committee, and, if a quorum is present, any action approved by at least a majority of the members present shall represent the valid action of the Committee.

      The Committee shall have the authority to obtain advice or assistance from consultants, legal counsel, accounting or other advisors as appropriate in its sole discretion to perform its duties hereunder, and to determine the terms, costs and fees for such engagements. Without limitation, the Committee shall have the sole authority to retain or terminate any search firm to be used to identify director candidates and to determine and approve the terms, costs and fees for such engagements. The fees and costs of any consultant or advisor engaged by the Committee to assist the Committee in performing its duties hereunder shall be borne by the Company.

III.     Meetings

      The Committee shall meet as often as it deems necessary to fulfill its responsibilities hereunder, and may meet with management or individual directors at any time it deems appropriate to discuss any matters before the Committee.

      The Committee shall maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board.

A-1

IV.     Committee Authority and Responsibility

      To fulfill its responsibilities and duties hereunder, the Committee shall:

A.     Nominating Functions

      1.     Evaluate and select, or recommend to the Board, director nominees for each election of directors, except that if the Company is at any time legally required by contract or otherwise to provide any third party with the ability to nominate a director, the Committee need not evaluate or propose such nomination, unless required by contract or requested by the Board.

      2.     Determine criteria for selecting new directors, including desired skills and attributes, and identify and actively seek individuals qualified to become directors.

      3.     Consider any nominations of director candidates validly made by stockholders.

      4.     Review and make recommendations to the Board concerning qualifications, appointment and removal of committee members.

B.     Corporate Governance Functions

      1.     Develop, recommend for Board approval, and review on an ongoing basis the adequacy of, the corporate governance principles applicable to the Company as deemed necessary or advisable by the Committee. Such principles shall include director qualification standards, director responsibilities, committee responsibilities, director access to management and independent advisors, director compensation, director orientation and continuing education, management succession and annual performance evaluation of the Board and committees.

      2.     Review, at least annually, the Company’s compliance with the Nasdaq corporate governance listing requirements, and report to the Board regarding the same.

      3.     Assist the Board in developing criteria for the evaluation of Board and committee performance.

      4.     Evaluate the Committee’s own performance, on an annual basis.

      5.     If requested by the Board, assist the Board in its evaluation of the performance of the Board and each committee of the Board.

      6.     Review and recommend to the Board changes to the Company’s bylaws as needed.

      7.     Review and reassess the adequacy of this Charter annually, as appropriate, and recommend any proposed changes to the Board for approval.

      8.     Perform any other activities consistent with this Charter, the Company’s Bylaws and governing law, as the Committee or the Board deems necessary or appropriate.

A-2

JDA SOFTWARE GROUP, INC.

1996 STOCK OPTION PLAN
(As amended on March 28, 2003)

      1.     Establishment, Purpose and Term of Plan.

      1.1.     Establishment. The JDA Software Group, Inc. 1996 Stock Option Plan is hereby established effective as of January 12, 1996 (the “Effective Date”).

      1.2.     Purpose. The purpose of the Plan is to advance the interests of the Participating Company Group and its stockholders by providing an incentive to attract, retain and reward persons performing services for the Participating Company Group and by motivating such persons to contribute to the growth and profitability of the Participating Company Group.

      1.3.     Term of Plan. The Plan shall continue in effect until the earlier of its termination by the Board or the date on which all of the shares of Stock available for issuance under the Plan have been issued and all restrictions on such shares under the terms of the Plan and the agreements evidencing Options granted under the Plan have lapsed. However, all Incentive Stock Options shall be granted, if at all, within ten (10) years from the Effective Date. Notwithstanding the foregoing, if the maximum number of shares of Stock issuable pursuant to the Plan as provided in Section 4.1 has been increased at any time, all Incentive Stock Options shall be granted, if at all, no later than the last day preceding the tenth (10th) anniversary of the earlier of (a) the date on which the latest such increase in the maximum number of shares of Stock issuable under the Plan was approved by the stockholders of the Company or (b) the date such amendment was adopted by the Board.

      2.     Definitions and Construction.

      2.1     Definitions. Whenever used herein, the following terms shall have their respective meanings set forth below:

(a) “Board” means the Board of Directors of the Company. If one or more Committees have been appointed by the Board to administer the Plan, “Board” also means such Committee(s).

(b) “Code” means the Internal Revenue Code of 1986, as amended, and any applicable regulations promulgated thereunder.

(c) “Committee” means the Compensation Committee or other committee of the Board duly appointed to administer the Plan and having such powers as shall be specified by the Board. Unless the powers of the Committee have been specifically limited, the Committee shall have all of the powers of the Board granted herein, including, without limitation, the power to amend or terminate the Plan at any time, subject to the terms of the Plan and any applicable limitations imposed by law.

(d) “Company” means JDA Software Group, Inc., a Delaware corporation, or any successor corporation thereto.

(e) “Consultant” means any person, including an advisor, engaged by a Participating Company to render services other than as an Employee or a Director.

(f) “Director” means a member of the Board or of the board of directors of any other Participating Company.

(g) “Employee” means any person treated as an employee (including an officer or a Director who is also treated as an employee) in the records of a Participating Company; provided, however, that neither service as a Director nor payment of a director’s fee shall be sufficient to constitute employment for purposes of the Plan.

(h) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(i) “Fair Market Value” means, as of any date, the value of a share of stock or other property as determined by the Board, in its sole discretion, or by the Company, in its sole discretion, if such determination is expressly allocated to the Company herein.

(j) “Incentive Stock Option” means an Option intended to be (as set forth in the Option Agreement) and which qualifies as an incentive stock option within the meaning of Section 422(b) of the Code.

(k) “Insider” means an officer or a Director of the Company or any other person whose transactions in Stock are subject to Section 16 of the Exchange Act.

(l) “Nonstatutory Stock Option” means an Option not intended to be (as set forth in the Option Agreement) or which does not qualify as an Incentive Stock Option.

(m) “Option” means a right to purchase Stock (subject to adjustment as provided in Section 4.2) pursuant to the terms and conditions of the Plan. An Option may be either an Incentive Stock Option or a Nonstatutory Stock Option.

(n) “Option Agreement” means a written agreement between the Company and an Optionee setting forth the terms, conditions and restrictions of the Option granted to the Optionee and any shares acquired upon the exercise thereof.

(o) “Optionee” means a person who has been granted one or more Options.

(p) “Parent Corporation” means any present or future “parent corporation” of the Company, as defined in Section 424(e) of the Code.

(q) “Participating Company” means the Company or any Parent Corporation or Subsidiary Corporation.

(r) “Participating Company Group” means, at any point in time, all corporations collectively which are then Participating Companies.

(s) “Rule 16b-3” means Rule 16b-3 under the Exchange Act, as amended from time to time, or any successor rule or regulation.

(t) “Section 162(m)” means Section 162(m) of the Code.

(u) “Stock” means the common stock, par value $0.01, of the Company, as adjusted from time to time in accordance with Section 4.2.

(v) “Subsidiary Corporation” means any present or future “subsidiary corporation” of the Company, as defined in Section 424(f) of the Code.

(w) “Ten Percent Owner Optionee” means an Optionee who, at the time an Option is granted to the Optionee, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of a Participating Company within the meaning of Section 422(b)(6) of the Code.

      2.2     Construction. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated by the context, the singular shall include the plural, the plural shall include the singular, and the term “or” shall include the conjunctive as well as the disjunctive.

      3.     Administration.

      3.1     Administration by the Board. The Plan shall be administered by the Board, including any duly appointed Committee of the Board. All questions of interpretation of the Plan or of any Option shall be determined by the Board, and such determinations shall be final and binding upon all persons having an interest in the Plan or such Option. Any officer of a Participating Company shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, determination or election which is the responsibility of or which is allocated to the Company herein, provided the officer has apparent authority with respect to such matter, right, obligation, determination or election.

      3.2     Powers of the Board. In addition to any other powers set forth in the Plan and subject to the provisions of the Plan, the Board shall have the full and final power and authority, in its sole discretion:

(a) to determine the persons to whom, and the time or times at which, Options shall be granted and the number of shares of Stock to be subject to each Option;

(b) to designate Options as Incentive Stock Options or Nonstatutory Stock Options;

(c) to determine the Fair Market Value of shares of Stock or other property;

(d) to determine the terms, conditions and restrictions applicable to each Option (which need not be identical) and any shares acquired upon the exercise thereof, including, without limitation, (i) the exercise price of the Option, subject to the limitations set forth in Section 6.1 hereof, (ii) the method of payment for shares purchased upon the exercise of the Option, (iii) the method for satisfaction of any tax withholding obligation arising in connection with the Option or such shares, including by the withholding or delivery of shares of stock, (iv) the timing, terms and conditions of the exercisability of the Option or the vesting of any shares acquired upon the exercise thereof, (v) the time of the expiration of the Option, (vi) the effect of the Optionee’s termination of employment or service with the Participating Company Group on any of the foregoing, and (vii) all other terms, conditions and restrictions applicable to the Option or such shares not inconsistent with the terms of the Plan;

(e) to approve one or more forms of Option Agreement;

(f) to amend, modify, extend, or renew, or grant a new Option in substitution for, any Option or to waive any restrictions or conditions applicable to any Option or any shares acquired upon the exercise thereof; provided, however, that, in no event shall the Board have the power or authority to reprice or otherwise effect a reduction in the exercise price of any Options granted under the Plan;

(g) to accelerate, continue, extend or defer the exercisability of any Option or the vesting of any shares acquired upon the exercise thereof, including with respect to the period following an Optionee’s termination of employment or service with the Participating Company Group;

(h) to delegate to any proper officer of the Company the authority to grant one or more Options, without further approval of the Board, to any person eligible pursuant to Section 5, other than a person who, at the time of such grant, is an Insider, provided, however, that (i) the exercise price per share of each such Option shall be equal to the Fair Market Value per share of the Stock on the effective date of grant (or, if the Stock has not traded on such date, on the last day preceding the effective date of grant on which the Stock was traded), and (ii) each such Option shall be subject to the terms and conditions of the appropriate standard form of Option Agreement approved by the Board and shall conform to the provisions of the Plan and such other guidelines as shall be established from time to time by the Board,

(i) to prescribe, amend or rescind rules, guidelines and policies relating to the Plan, or to adopt supplements to, or alternative versions of, the Plan, including, without limitation, as the Board deems necessary or desirable to comply with the laws of, or to accommodate the tax policy or custom of, foreign jurisdictions whose citizens may be granted Options; and to correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Option Agreement and to make all other determinations and take such other actions with respect to the Plan or any Option as the Board may deem advisable to the extent consistent with the Plan and applicable law.

      3.3     Administration with Respect to Insiders. With respect to participation by Insiders in the Plan, at any time that any class of equity security of the Company is registered pursuant to Section 12 of the Exchange Act, the Plan shall be administered in compliance with the requirements, if any, of Rule 16b-3.

      3.4     Committee Complying with Section 162(m). If a Participating Company is a “publicly held corporation” within the meaning of Section 162(m), the Board may establish a Committee of “outside directors” within the meaning of Section 162(m) to approve the grant of any Option which might reasonably be anticipated to result in the payment of employee remuneration that would otherwise exceed the limit on employee remuneration deductible for income tax purposes pursuant to Section 162(m).

      4.     Shares Subject to Plan.

      4.1     Maximum Number of Shares Issuable. Subject to adjustment as provided in Section 4.2, the maximum aggregate number of shares of Stock that may be issued under the Plan shall be eight million two hundred thousand (8,200,000) and shall consist of authorized but unissued or reacquired shares of Stock or any combination thereof. However, except as adjusted pursuant to Section 4.2, the maximum aggregate number of shares of Stock to be subject to new Options that may be granted under the Plan in the twelve (12) month period commencing on May 25, 2000 (and subsequent 12-month periods commencing on each anniversary thereof) shall be one million two hundred thousand (1,200,000) (the “Annual Grant Limit”). If an outstanding Option for any reason expires or is terminated or canceled or shares of Stock acquired, subject to repurchase, upon the exercise of an Option are repurchased by the Company, the shares of Stock allocable to the unexercised portion of such Option, or such repurchased shares of Stock, shall again be available for issuance under the Plan.

      4.2     Adjustments for Changes in Capital Structure. In the event of any stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification or similar change in the capital structure of the Company, appropriate adjustments shall be made in the number and class of shares subject to the Plan and to any outstanding Options, in the Annual Grant Limit, in the Section 162(m) Grant Limit set forth in Section 5.4, and in the exercise price per share of any outstanding Options. If a majority of the shares which are of the same class as the shares that are subject to outstanding Options are exchanged for, converted into, or otherwise become (whether or not pursuant to an Ownership Change Event, as defined in Section 8.1) shares of another corporation (the “New Shares”), the Board may unilaterally amend the outstanding Options to provide that such Options are exercisable for New Shares. In the event of any such amendment, the number of shares subject to, and the exercise price per share of, the outstanding Options shall be adjusted in a fair and equitable manner as determined by the Board, in its sole discretion. Notwithstanding the foregoing, any fractional share resulting from an adjustment pursuant to this Section 4.2 shall be rounded up or down to the nearest whole number, as determined by the Board, and in no event may the exercise price of any Option be decreased to an amount less than the par value, if any, of the stock subject to the Option. The adjustments determined by the Board pursuant to this Section 4.2 shall be final, binding and conclusive.

      5.     Eligibility and Option Limitations.

      5.1     Persons Eligible for Options. Options may be granted only to Employees, Consultants, and Directors. For purposes of the foregoing sentence, “Employees” shall include prospective Employees to whom Options are granted in connection with written offers of employment with the Participating Company Group, and “Consultants” shall include prospective Consultants to whom Options are granted in connection with written offers of engagement with the Participating Company Group. Notwithstanding the foregoing, no Director of the Company who is not also an Employee may be granted an Option at any time that any class of equity security of the Company is registered pursuant to Section 12 of the Exchange Act. Eligible persons may be granted more than one (1) Option.

      5.2     Option Grant Restrictions. Any person who is not an Employee on the effective date of the grant of an Option to such person may be granted only a Nonstatutory Stock Option. An Incentive Stock Option granted to a prospective Employee upon the condition that such person become an Employee shall be deemed granted effective on the date such person commences service with a Participating Company, with an exercise price determined as of such date in accordance with Section 6.1.

      5.3     Fair Market Value Limitation. To the extent that the aggregate Fair Market Value of stock with respect to which options designated as Incentive Stock Options are exercisable by an Optionee for the first time during any calendar year (under all stock option plans of the Participating Company Group, including the Plan) exceeds One Hundred Thousand Dollars ($100,000), the portion of such options which exceeds such amount shall be treated as Nonstatutory Stock Options. For purposes of this Section 5.3, options designated as Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of stock shall be determined as of the time the option with respect to such stock is granted. If the Code is amended to provide for a different limitation from that set forth in this Section 5.3, such different limitation shall be deemed incorporated herein effective as of the date and with respect to such Options as required or permitted by such amendment to the Code. If an Option is treated as an Incentive Stock Option in part and as a Nonstatutory Stock Option in part by reason of the limitation set forth in this Section 5.3, the Optionee may designate which portion of such Option the Optionee is exercising and may request that separate certificates representing each such portion be issued upon the exercise of the Option. In the absence of such designation, the Optionee shall be deemed to have exercised the Incentive Stock Option portion of the Option first.

      5.4     Section l62(m) Grant Limit. Subject to adjustment as provided in Section 4.2, at any such time as a Participating Company is a “publicly held corporations” within the meaning of Section 162(m), no Employee shall be granted one or more Options within any fiscal year of the Company which in the aggregate are for the purchase of more than one million one hundred twenty-five thousand (1,125,000) shares of Stock (the “Section 162(m) Grant Limit”). An Option which is canceled in the same fiscal year of the Company in which it was granted shall continue to be counted against the Section 162(m) Grant Limit for such period.

      6.     Terms and Conditions of Obligations. Options shall be evidenced by Option Agreements specifying the number of shares of Stock covered thereby, in such form as the Board shall from time to time establish. Option Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

6.1 Exercise Price. The exercise price for each Option shall be established in the sole discretion of the Board; provided, however, that (a) the exercise price per share for an Option shall be not less than the Fair Market Value of a share of Stock on the effective date of grant of the Option, and (b) no Incentive Stock Option granted to a Ten Percent Owner Optionee shall have an exercise price per share less than one hundred ten percent (110%) of the Fair Market Value of a share of Stock on the effective date of grant of the Option. Notwithstanding the foregoing, an Option (whether an Incentive Stock Option or a Nonstatutory Stock Option) may be granted with an exercise price lower than the minimum exercise price set forth above if such Option is granted pursuant to an assumption or substitution for another option in a manner qualifying under the provisions of Section 424(a) of the Code.

6.2 Exercise Period. Options shall be exercisable at such time or times, or upon such event or events, and subject to such terms, conditions, performance criteria, and restrictions as shall be determined by the Board and set forth in the Option Agreement evidencing such Option; provided, however, that (a) no Incentive Stock Option shall be exercisable after the expiration of ten (10) years after the effective date of grant of such Option, (b) no Incentive Stock Option granted to a Ten Percent Owner Optionee shall be exercisable after the expiration of five (5) years after the effective date of grant of such Option and (c) no Option granted to a prospective Employee or prospective Consultant may become exercisable prior to the date on which such person commences service with a Participating Company.

6.3 Payment of Exercise Price.

(a) Forms of Consideration Authorized. Except as otherwise provided below, payment of the exercise price for the number of shares of Stock being purchased pursuant to any Option shall be made (i) in cash, by check, or cash equivalent, (ii) by tender to the Company of shares of Stock owned by the Optionee having a Fair Market Value (as determined by the Company without regard to any restrictions on transferability applicable to such stock by reason of federal or state securities laws or agreements with an underwriter for the Company) not less than the exercise price, (iii) by the assignment of the proceeds of a sale or loan with respect to some or all of the shares being acquired upon the exercise of the Option (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System) (a “Cashless Exercise”), (iv) by the Optionee’s promissory note in a form approved by the Company, (v) by such other consideration as may be approved by the Board from time to time to the extent permitted by applicable law, or (vi) by any combination thereof. The Board may at any time or from time to time, by adoption of or by amendment to the standard forms of Option Agreement described in Section 7, or by other means, grant Options which do not permit all of the foregoing forms of consideration to be used in payment of the exercise price or which otherwise restrict one or more forms of consideration,

(b) Tender of Stock. Notwithstanding the foregoing, an Option may not be exercised by tender to the Company of shares of Stock to the extent such tender of Stock would constitute a violation of the provisions of any law, regulation or agreement restricting the redemption of the Company’s stock. Unless otherwise provided by the Board, an Option may not be exercised by tender to the Company of shares of Stock unless such shares either have been owned by the Optionee for more than six (6) months or were not acquired, directly or indirectly, from the Company.

(c) Cashless Exercise. The Company reserves, at any and all times, the right, in the Company’s sole and absolute discretion, to establish, decline to approve or terminate any program or procedures for the exercise of Options by means of a Cashless Exercise.

(d) Payment by Promissory Note. No promissory note shall be permitted if the exercise of an Option using a promissory note would be a violation of any law. Any permitted promissory note shall be on such terms as the Board shall determine at the time the Option is granted. The Board shall have the authority to permit or require the Optionee to secure any promissory note used to exercise an Option with the shares of Stock acquired upon the exercise of the Option or with other collateral acceptable to the Company. Unless otherwise provided by the Board, if the Company at any time is subject to the regulations promulgated by the Board of Governors of the Federal Reserve System or any other governmental entity affecting the extension of credit in connection with the Company’s securities, any promissory note shall comply with such applicable regulations, and the Optionee shall pay the unpaid principal and accrued interest, if any, to the extent necessary to comply with such applicable regulations.

6.4 Tax Withholding. The Company shall have the right, but not the obligation, to deduct from the shares of Stock issuable upon the exercise of an Option, or to accept from the Optionee the tender of, a number of whole shares of Stock having a Fair Market Value, as determined by the Company, equal to all or any part of the federal, state, local and foreign taxes, if any, required by law to be withheld by the Participating Company Group with respect to such Option or the shares acquired upon the exercise thereof. Alternatively or in addition, in its sole discretion, the Company shall have the right to require the Optionee, through payroll withholding, cash payment or otherwise, including by means of a Cashless Exercise, to make adequate provision for any such tax withholding obligations of the Participating Company Group arising in connection with the Option or the shares acquired upon the exercise thereof. The Company shall have no obligation to deliver shares of Stock or to release shares of Stock from an escrow established pursuant to the Option Agreement until the Participating Company Group’s tax withholding obligations have been satisfied by the Optionee.

6.5 Repurchase Rights. Shares issued under the Plan may be subject to a right of first refusal, one or more repurchase options, or other conditions and restrictions as determined by the Board, in its sole discretion, at the time the Option is granted. The Company shall have the right to assign at any time any repurchase right it may have, whether or not such right is then exercisable, to one or more persons as may be selected by the Company. Upon request by the Company, each Optionee shall execute any agreement evidencing such transfer restrictions prior to the receipt of shares of Stock hereunder and shall promptly present to the Company any and all certificates representing shares of Stock acquired hereunder for the placement on such certificates of appropriate legends evidencing any such transfer restrictions.

      7.     Standard Forms of Option Agreement.

      7.1     Incentive Stock Options. Unless otherwise provided by the Board at the time the Option is granted, an Option designated as an “Incentive Stock Option” shall comply with and be subject to the terms and conditions set forth in the form of Incentive Stock Option Agreement adopted by the Board concurrently with its adoption of the Plan and as amended from time to time.

      7.2     Nonstatutory Stock Options. Unless otherwise provided by the Board at the time the Option is granted, an Option designated as a “Nonstatutory Stock Option” shall comply with and be subject to the terms and conditions set forth in the form of Nonstatutory Stock Option Agreement adopted by the Board concurrently with its adoption of the Plan and as amended from time to time.

      7.3     Standard Term of Options. Except as otherwise provided in Section 6.2 or by the Board in the grant of an Option, any Incentive Stock Option granted hereunder shall have a term of ten (10) years from the effective date of grant of the Option.

      7.4     Authority to Vary Terms. The Board shall have the authority from time to time to vary the terms of any of the standard forms of Option Agreement described in this Section 7 either in connection with the grant or amendment of an individual Option or in connection with the authorization of a new standard form or forms; provided, however, that the terms and conditions of any such new, revised or amended standard form or forms of Option Agreement are not inconsistent with the terms of the Plan. Such authority shall include, but not by way of limitations the authority to grant Options which are immediately exercisable subject to the Company’s right to repurchase any unvested shares of Stock acquired by an Optionee upon the exercise of an Option in the event such Optionee’s employment or service with the Participating Company Group is terminated for any reason, with or without cause.

      8.     Transfer of Control.

      8.1     Definitions.

      (a) An “Ownership Change Event” shall be deemed to have occurred if any of the following occurs with respect to the Company:

i. the direct or indirect sale or exchange in a single or series of related transactions by the stockholders of the Company of more than fifty percent (50%) of the voting stock of the Company;

ii. a merger or consolidation in which the Company is a party;

iii. the sale, exchange, or transfer of all or substantially all of the assets of the Company; or

iv. a liquidation or dissolution of the Company.

      (b) A “Transfer of Control” shall mean an Ownership Change Event or a series of related Ownership Change Events (collectively, the “Transaction”) wherein the stockholders of the Company immediately before the Transaction do not retain immediately after the Transaction, in substantially the same proportions as their ownership of shares of the Company’s voting stock immediately before the Transaction, direct or indirect beneficial ownership of more than fifty percent (50%) of the total combined voting power of the outstanding voting stock of the Company or the corporation or corporations to which the assets of the Company were transferred (the “Transferee Corporation(s)”), as the case may be. For purposes of the preceding sentence, indirect beneficial ownership shall include, without limitation, an interest resulting from ownership of the voting stock of one or more corporations which, as a result of the Transaction, own the Company or the Transferee Corporation(s), as the case may be, either directly or through one or more subsidiary corporations. The Board shall have the right to determine whether multiple sales or exchanges of the voting stock of the Company or multiple Ownership Change Events are related, and its determination shall be final, binding and conclusive.

      8.2     Effect of Transfer of Control on Options. In the event of a Transfer of Control, the surviving, continuing, successor, or purchasing corporation or parent corporation thereof, as the case may be (the “Acquiring Corporation”), may either assume the Company’s rights and obligations under outstanding Options or substitute for outstanding Options substantially equivalent options for the Acquiring Corporation’s stock. In the event the Acquiring Corporation elects not to assume or substitute for outstanding Options in connection with a Transfer of Control, any unexercisable or unvested portion of the outstanding Options shall be immediately exercisable and vested in full as of the date ten (10) days prior to the date of the Transfer of Control. The exercise or vesting of any Option that was permissible solely by reason of this Section 8.2 shall be conditioned upon the consummation of the Transfer of Control. Any Options which are neither assumed or substituted for by the Acquiring Corporation in connection with the Transfer of Control nor exercised as of the date of the Transfer of Control shall terminate and cease to be outstanding effective as of the date of the

Transfer of Control. Notwithstanding the foregoing, shares acquired upon exercise of an Option prior to the Transfer of Control and any consideration received pursuant to the Transfer of Control with respect to such shares shall continue to be subject to all applicable provisions of the Option Agreement evidencing such Option except as otherwise provided in such Option Agreement. Furthermore, notwithstanding the foregoing, if the corporation the stock of which is subject to the outstanding Options immediately prior to an Ownership Change Event described in Section 8.1(a)(i) constituting a Transfer of Control is the surviving or continuing corporation and immediately after such Ownership Change Event less than fifty percent (50%) of the total combined voting power of its voting stock is held by another corporation or by other corporations that are members of an affiliated group within the meaning of Section 1504(a) of the Code without regard to the provisions of Section 1504(b) of the Code, the outstanding Options shall not terminate unless the Board otherwise provides in its sole discretion.

      9.     Provision of Information. Each Optionee shall be given access to information concerning the Company equivalent to that information generally made available to the Company’s common stockholders.

      10.     Nontransferability of Options. During the lifetime of the Optionee, an Option shall be exercisable only by the Optionee or the Optionee’s guardian or legal representative. No Option shall be assignable or transferable by the Optionee, except by will or by the laws of descent and distribution.

      11.     Indemnification. In addition to such other rights of indemnification as they may have as members of the Board or officers or employees of the Participating Company Group, members of the Board and any officers or employees of the Participating Company Group to whom authority to act for the Board is delegated shall be indemnified by the Company against all reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any right granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct in duties; provided, however, that within sixty (60) days after the institution of such action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at its own expense to handle and defend the same.

      12.     Termination or Amendment of Plan. The Board may terminate or amend the Plan at any time. However, subject to changes in the law or other legal requirements that would permit otherwise, without the approval of the Company’s stockholders, there shall be (a) no increase in the maximum aggregate number of shares of Stock that may be issued under the Plan (except by operation of the provisions of Section 4.2), (b) no change in the class of persons eligible to receive Incentive Stock Options, and (c) no expansion in the class of persons eligible to receive Nonstatutory Stock Options. In any event, no termination or amendment of the Plan may adversely affect any then outstanding Option or any unexercised portion thereof, without the consent of the Optionee, unless such termination or amendment is required to enable an Option designated as an Incentive Stock Option to qualify as an Incentive Stock Option or is necessary to comply with any applicable law or government regulation.

      IN WITNESS WHEREOF, the undersigned Secretary of the Company certifies that the foregoing is the JDA Software Group, Inc. 1996 Stock Option Plan as duly adopted by the Board on January 12, 1996 and amended by the Board through March 28, 2003.

/s/

Secretary

JDA SOFTWARE GROUP, INC.

CHARTER OF THE AUDIT COMMITTEE OF THE
BOARD OF DIRECTORS

I.     Statement of Policy

      This Charter specifies the scope of the responsibilities of the Audit Committee (the “Committee”) of the Board of Directors (the “Board”) of JDA Software Group, Inc. (the “Company”) and the manner in which those responsibilities shall be performed, including its structure, processes and membership requirements.

      The primary purpose of the Committee is to assist the Board in fulfilling its oversight responsibilities by reviewing and reporting to the Board on the integrity of the financial reports and other financial information provided by the Company to any governmental body or to the public, and on the Company’s compliance with legal and regulatory requirements relating to the Company’s financial reporting. The Committee shall also review the qualifications, independence and performance, and approve the terms of engagement, of the Company’s independent auditor, review the performance of the Company’s internal audit function, and prepare any reports required of the Committee under rules of the Securities and Exchange Commission. The Committee’s primary duties and responsibilities are to:

•	Retain the independent auditor, evaluate their independence, qualifications and performance, and approve the terms of engagement for audit service and non-audit services.

•	Review with management and the independent auditor, as appropriate, the Company’s financial reports and other financial information provided by the Company to any governmental body or the public, and the Company’s compliance with legal and regulatory requirements.

•	Regularly communicate with the independent auditor and financial and senior management and regularly report to the Board.

•	Establish and observe complaint procedures regarding accounting, internal auditing controls and auditing matters.

•	Prepare the report required by the Securities and Exchange Commission.

      The Company shall provide appropriate funding, as determined by the Committee, to permit the Committee to perform its duties under this Charter and to compensate its advisors. The Committee, at its discretion, has the authority to initiate special investigations, and, if appropriate, hire special legal, accounting or other outside advisors or experts to assist the Committee, to fulfill its duties under this Charter. The Committee may also perform such other activities consistent with this Charter, the Company’s Bylaws and governing law, as the Committee or the Board deems necessary or appropriate.

II.     Organization and Membership Requirements

      The Committee shall be comprised of three or more directors selected by the Board, each of whom shall satisfy the independence and experience requirements of Nasdaq. In addition, the Committee shall not include any member who:

•	accepts any consulting, advisory, or other compensatory fee from the Company, other than in his or her capacity as a member of the Committee, the Board, or any other committee of the Board, or

•	is an affiliated person of the Company or any subsidiary of the Company.

      Each member of the Committee must be able to read and understand fundamental financial statements, including a balance sheet, income statement, and cash flow statement. In addition, at least one member shall have past employment experience in finance or accounting, professional certification in accounting, or other comparable experience or background resulting in the individual being financially sophisticated, including being or having been a chief executive, chief financial, controller, or other senior officer with financial oversight responsibilities. At least one member shall be a financial expert as determined in accordance with the rules and regulations of the Securities and Exchange Commission. No Committee member shall simultaneously serve on the audit committee of more than three public companies.

      The members of the Committee shall be appointed by the Board on the recommendation of the Nominating and Corporate Governance Committee and shall serve until their successors are duly elected and qualified or their earlier resignation or removal. Any member of the Committee may be replaced by the Board on the recommendation of the Nominating and Corporate Governance Committee. Unless a chairman is elected by the full Board, the members of the Committee may designate a chairman by majority vote of the full Committee membership.

III.     Meetings

      The Committee shall meet as often as it determines, but not less frequently than quarterly. The Committee may form and delegate authority to subcommittees when appropriate, or to one or more members of the Committee. The Committee shall meet with management and the independent auditor in separate executive sessions as appropriate, but at least quarterly. The Committee shall meet with the independent auditor and management on a quarterly basis to review the Company’s financial statements and financial reports. The Committee shall maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board.

IV.     Committee Authority and Responsibilities

      A.     Risk Oversight of the Company’s Independent Auditor

      The Committee shall be directly and solely responsible for the engagement and oversight of any independent auditor employed by the Company for the purpose of preparing or issuing an audit report or related work. Each independent auditor shall report directly to the Committee. The Committee shall:

1. Obtain periodically from the independent auditor a formal written statement of the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, and, in particular, describing all relationships between the auditor and the Company, and discuss with the auditor any disclosed relationships or services that may impact auditor objectivity and independence.

2. Obtain and review annually a report from the independent auditor describing (i) the auditor’s internal quality-control procedures, (ii) any material issues raised by the most recent internal quality-control review or peer reviews or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm, and any steps taken to deal with such issues, and (iii) all relationships between the independent auditor and the Company.

           3.     Evaluate annually the qualifications, performance and independence of the independent auditor.

4. Adopt a policy assuring the rotation, as required by law, of the lead audit partner every five years, and consider whether, in order to assure continuing auditor independence, there should be regular rotation of the audit firm, and report to the Board on its conclusions.

5. Approve in advance the engagement of the independent auditor for all audit services and non-audit services, based on independence, qualifications and, if applicable, performance, and approve the fees and other terms of any such engagement.

6. Approve as necessary the termination of the engagement of the independent auditor and select a replacement independent auditor.

7. Regularly review with the independent auditor any significant difficulties encountered during the course of the audit, any restrictions on the scope of work or access to required information and any significant disagreement among management and the independent auditor in connection with the preparation of the financial statements. Review with the independent auditor any accounting adjustments that were noted or proposed by the auditor but that were “passed” (as immaterial or otherwise), any communications between the audit team and the auditor’s national office respecting auditing or accounting issues presented by the engagement and any “management” or “internal control” letter or schedule of unadjusted differences issued, or proposed to be issued, by the auditor to the Company.

8. Review with the independent auditor on a quarterly basis the critical accounting policies and practices used by the Company, all alternative treatments of financial information within generally accepted accounting principles that the independent auditor have discussed with management, the ramifications of the use of such alternative disclosures and treatments and the treatment preferred by the independent auditor.

      B.     Review of Financial Reporting, Policies and Processes

      To fulfill its responsibilities and duties, the Committee shall, to the extent that it deems necessary or appropriate, and in addition to the items described above:

1. Review and discuss with management and the independent auditor the Company’s annual audited financial statements, any certification, report, opinion or review rendered by the independent auditor, and recommend to the Board whether the audited financial statements should be included in the Company’s annual report on Form 10-K.

2. Review and discuss with management and the independent auditor the Company’s annual report on Form 10-K, including the Company’s disclosure under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” prior to the filing of the Company’s annual report on Form 10-K.

3. Review and discuss with management and the independent auditor the Company’s quarterly financial statements and the Company’s disclosure under “Management’s Discussion and Analysis of Results of Operation” prior to the filing of each of the Company’s quarterly report on Form 10-Q.

4. Review and discuss earnings press releases and other information provided to securities analysts and rating agencies, including “pro forma” or adjusted financial information.

5. At least quarterly, meet separately with management and with the independent auditor.

6. Review and discuss with management and the independent auditor any significant judgments made in management’s preparation of the financial statements and the view of each as to appropriateness of such judgments.

7. Review and discuss annually with management its assessment of the Company’s disclosure controls and procedures and consider whether any changes are appropriate in light of management’s assessment.

8. Review and discuss annually with management its assessment of the effectiveness of the Company’s internal controls and procedures for financial reporting (“Internal Controls”), and review annually with the independent auditor the attestation to and report on, the assessment made by management, and consider whether any changes to the Internal Controls are appropriate in light of management’s assessment or the independent auditor’s report.

9. Review and discuss with management and the independent auditor any off-balance sheet transactions or structures and their effect on the Company’s financial results and operations, as well as the disclosure regarding such transactions and structures in the Company’s public filings.

10. Review with management and the independent auditor the effect of regulatory and accounting initiatives on the financial statements. Consider and approve, if appropriate, changes to the Company’s auditing and accounting principles and practices as suggested by the independent auditor or management.

C.	Management, Related Party Transactions, Legal Compliance and Ethics

      To further fulfill its responsibilities and duties, the Committee shall, to the extent that it deems necessary or appropriate, and in addition to the items described above:

1. Review with the principal executive and financial officers of the Company any report on significant deficiencies in the design or operation of the Internal Controls which could adversely affect the Company’s ability to record, process, summarize or report financial data, any material weaknesses in Internal Controls, and any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s Internal Controls.

2. Review and approve all related-party transactions after reviewing each such transaction for potential conflicts of interests and other improprieties.

3. Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters. Adopt, as necessary, appropriate remedial measures or actions with respect to such complaints or concerns.

4. Adopt a Code of Ethics for senior financial officers and provide for and review prompt disclosure to the public of any change in, or waiver of, such Code of Ethics.

5. Discuss with management and the independent auditor any correspondence with regulators or governmental agencies that raise material issues regarding the Company’s financial statements or accounting policies.

6. Review management’s monitoring of compliance with the Foreign Corrupt Practices Act.

7. Prepare the Committee’s report required by the rules of the Securities and Exchange Commission to be included in the Company’s annual proxy statement.

8. Develop, in coordination with the Nominating and Corporate Governance Committee, and implement an annual performance evaluation of the Committee.

9. Regularly report to the Board on the Committee’s activities, recommendations and conclusions.

10. Review and reassess the Charter’s adequacy at least annually.

JDA SOFTWARE GROUP, INC.

(THE “COMPANY”)

AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
(THE “AUDIT COMMITTEE”)

POLICY REGARDING THE PRE-APPROVAL OF AUDIT AND PERMITTED NON-AUDIT SERVICES

PROVIDED BY THE COMPANY’S INDEPENDENT AUDITOR

Purpose and Applicability

      The Audit Committee recognizes the importance of maintaining the independent and objective viewpoint of the Company’s independent auditor (the “Auditor”).

      The Company (which includes its consolidated subsidiaries as used herein) recognizes that the Auditor possesses a unique knowledge of the Company and, as a worldwide firm, can provide necessary and valuable services to the Company in addition to the annual audit.

      Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee is responsible for the appointment, compensation and oversight of the work of the Auditor. As part of this responsibility, the Audit Committee is required to pre-approve the audit and non-audit services performed by the Auditor in order to assure that they do not impair the Auditor’s independence from the Company. To implement these provisions of the Act, the Securities and Exchange Commission (the “SEC”) has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor. Accordingly, the Audit Committee has adopted, and the Board of Directors of the Company has ratified, this Policy Regarding the Pre-Approval of Audit and Permitted Non-audit Services Provided by the Company’s Independent Auditor (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the Auditor may be pre-approved.

      The purpose of this Policy is to set forth the procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the Auditor to management.

      The Auditor has reviewed this Policy and believes that implementation of the Policy will not adversely affect the Auditor’s independence.

Policy Statement and Permitted Services

      All Permitted Services (as defined below) provided by the Auditor, both audit and non-audit, must be pre-approved by the Audit Committee or a Designated Member (as defined below). The pre-approval of audit and non-audit services may be given at any time up to a year before commencement of the specified service. Although the Act permits de minimis exceptions, this Policy requires pre-approval of all audit and non-audit services, including any services involving de minimis fees. Pre-approval may be of classes of services, such as “Annual Audit Services,” “Audit-Related Services,” “Tax Services” or “Other Permitted Non-Audit Services.” Each of these classes of services is addressed below:

Annual Audit Services: Annual Audit Services include the annual financial statement audit (including required quarterly reviews), subsidiary audits, equity investment audits and other procedures required to be performed by the Auditor to be able to form an opinion on the Company’s consolidated financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit or quarterly review. Annual Audit Services also include the attestation engagement for the Auditor’s report on management’s report on internal controls for financial reporting. In addition to the Annual Audit Services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit Services, which are those services that only the Auditor reasonably can provide. Other Audit services may include the issuance of comfort letters, services related to statutory audits required for insurance companies for purposes of state law, other statutory audits or financial audits for subsidiaries or affiliates of the Company and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

Audit-related Services: Audit-Related Services are assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements or that are traditionally performed by the Auditor. Because the Auditor’s provision of Audit-Related services does not impair the independence of the Auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-Related Services. Audit-Related Services include, among others, due diligence services pertaining to potential business acquisitions/ dispositions; accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Annual Audit Services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; financial audits of employee benefit plans; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements.

Tax Services: The Auditor can provide Tax Services to the Company such as tax compliance, tax planning and tax advice without impairing the Auditor’s independence, and the SEC has stated that the Auditor may provide such services. Therefore, the Audit Committee may grant general pre-approval to those Tax Services that have historically been provided by the Auditor, that the Audit Committee has reviewed and believes would not impair the independence of the Auditor, and that are consistent with the SEC’s rules on auditor independence.

Other Permitted Non-Audit Services: These types of services are broadly defined as other permissible non-audit services that the Audit Committee believes are routine and recurring services, that would not impair the independence of the Auditor and that are consistent with the SEC’s rules on auditor independence.

      The Audit Committee may choose to establish fee thresholds for pre-approved services, for example: “Tax Services for 2004 with fees not to exceed $2 million without additional pre-approval.” Any proposed services exceeding pre-approved fee threshold levels or budgeted amounts will require specific, additional pre-approval by the Audit Committee.

      The Audit Committee may delegate to one or more designated member(s) of the Audit Committee (a “Designated Member”), who is an “independent director” as such term is defined under Nasdaq Stock Market’s Marketplace Rules, the authority to grant pre-approvals of Permitted Services (as defined below), or classes of Permitted Services, to be provided by the Auditor. The decisions of a Designated Member to pre-approve a Permitted Service shall be reported to the Audit Committee at each of its regularly scheduled meetings.

Prohibited Services

      The Company may not engage the Auditor to provide the non-audit services described below to the Company.

1.	Bookkeeping or Other Services Related to the Company’s Accounting Records or Financial Statements: The Auditor may not (1) maintain or prepare the Company’s accounting records, (2) prepare financial statements that are filed with the SEC or the information that forms the basis of financial statements filed with the SEC, or (3) prepare or originate source data underlying the Company’s financial statements, in each case unless it is reasonable to conclude that the results of these services will not be subject to audit procedures during an audit of the Company’s financial statements.

2.	Financial Information Systems Design and Implementation Services: The Auditor may not directly or indirectly operate or supervise the operation of the Company’s information system or manage the Company’s local area network. Furthermore, the Auditor may not design or implement a hardware or software system that aggregates source data or generates information that is “significant” to the financial statements of the Company taken as a whole. In this context, information would be “significant” if it is reasonably likely to be material to the financial statements of the Company. Since materiality determinations may not be complete before financial statements are generated, the Company and the Auditor by necessity will need to evaluate the general nature of the information as well as system output during the period of the audit engagement. However, this prohibition does not preclude the Auditor from providing services related to the Company’s information system, if it is reasonable to conclude that the results of these services will not be subject to audit procedures during an audit of the Company’s financial statements. Further, this prohibition does not preclude the Auditor from evaluating the internal controls of a system as it is being designed, implemented or operated either as part of an audit or attest service and making recommendations to management. Likewise, the Auditor would not be precluded from making recommendations on internal control matters to management or other service providers in conjunction with the design and installation of a system by another service provider.

3.	Appraisal or Valuation Services, Fairness Opinions or Contribution-in-Kind Reports: The Auditor may not provide any appraisal service, valuation service or any service involving a fairness opinion or contribution-in-kind report for the Company, unless it is reasonable to conclude that the results of these services will not be subject to audit procedures during an audit of the Company’s financial statements. Appraisal and valuation services include any process of valuing assets, both tangible and intangible, or liabilities. They include valuing, among other things, in-process research and development, financial instruments, assets and liabilities acquired in a merger and real estate. Fairness opinions and contribution-in-kind reports are opinions and reports in which the Auditor provides its opinion on the adequacy of consideration in a transaction. This prohibition does not prohibit the Auditor from providing such services for non-financial reporting (e.g., transfer pricing studies, cost segregation studies and other tax-only valuations) purposes. Also, this prohibition does not prohibit the Auditor from utilizing its own valuation specialist to review the work performed by the Company itself or an independent, third-party specialist employed by the Company, provided the Company or the Company’s specialist (and not the specialist used by the Auditor) provides the technical expertise that the Company uses in determining the required amounts recorded in the Company’s financial statements.

4.	Actuarial Services: The Auditor may not provide to the Company any actuarially-oriented advisory service involving the determination of amounts recorded in the financial statements and related accounts for the Company other than assisting the Company in understanding the methods, models, assumptions and inputs used in computing an amount, unless it is reasonable to conclude that the results of these services will not be subject to audit procedures during an audit of the Company’s financial statements.

5.	Internal Audit Outsourcing Services: The Auditor may not provide to the Company internal audit outsourcing services, which services include any internal audit service that has been outsourced by the Company that relates to the Company’s internal accounting controls, financial systems or financial statements unless it is reasonable to conclude that the results of these services will not be subject to audit procedures during an audit of the Company’s financial statements. However, this prohibition does not preclude the Auditor, in the context of an audit or providing attest services related to internal controls, from evaluating the Company’s internal controls and making recommendations for improvements to the controls based on such evaluations, if such is called for by Generally Accepted Auditing Standards. Furthermore, this prohibition on “outsourcing” does not preclude the Company from engaging the Auditor to perform nonrecurring evaluations of discrete items or other programs that are not in substance the outsourcing of the internal audit function. This prohibition also does not preclude the Auditor from performing operational internal audits unrelated to the internal accounting controls, financial systems or financial statements.

6.	Management Functions: The Auditor and its agents may not act, temporarily or permanently, as a director, officer or employee of the Company, or perform any decision-making, supervisory or ongoing monitoring function for the Company. This prohibition does not preclude the Auditor from obtaining an understanding of, assessing effectiveness of, and recommending improvements to, the Company’s internal accounting and risk management controls and recommending improvements in the design and implementation of such controls. Furthermore, this prohibition does not preclude the Auditor from being engaged by the Company, subject to the audit committee pre-approval requirements, to conduct an agreed-upon procedures engagement related to the Company’s internal controls or to provide attest services related to the Company’s internal controls.

7.	Human Resources Services: The Auditor may not search for or seek out prospective candidates for managerial, executive or director positions for the Company; act as negotiator on the Company’s behalf, such as determining position, status, compensation, fringe benefits or other conditions of employment; or undertake reference checks of prospective candidates for employment with the Company. Similarly, the Auditor may not engage in psychological testing or other formal testing or evaluation programs, or recommend or advise the Company to hire a specific candidate for a specific job.

8.	Broker-Dealer, Investment Adviser or Investment Banking Services: The Auditor cannot serve as a broker-dealer, unregistered broker-dealer, promoter or underwriter of the Company’s securities. Furthermore, the Auditor may not make investment decisions on behalf of the Company or otherwise have discretionary authority over the Company’s investments, or execute a transaction to buy or sell the Company’s investments or have custody of the Company’s assets, such as taking temporary possession of securities purchased by the Company.

9.	Legal Services: The Auditor may not provide to the Company any service that, under the circumstances in which the service is provided, could be provided only by someone licensed, admitted or otherwise qualified to practice law in the jurisdiction in which the service is provided.

10.	Expert Services: The Auditor may not provide expert opinions or other expert services to the Company, or to a legal representative of the Company, for the purpose of advocating the Company’s interests in litigation or regulatory or administrative investigations or proceedings. This prohibition does not preclude the Auditor from assisting the Audit Committee in fulfilling its responsibilities to conduct its own investigation of a potential accounting impropriety. Should litigation arise or an outside investigation commence during the time period that the Auditor is conducting such procedures, the completion of such procedures by the Auditor would also not constitute prohibited expert services so long as the Auditor remains in control of its work and so long as the completion of such procedures does not become subject to the direction or influence of legal counsel for the Company. However, other than the completion of ongoing procedures, as discussed in the previous sentence, in the event of litigation or the commencement of an outside investigation, the Auditor may not then provide additional services of this nature. Also in the event that litigation arises or an outside investigation is commenced, the Auditor may allow its work product to be utilized by the Company and its legal counsel without impairing the Auditor’s independence and the Auditor may provide factual accounts or testimony about the work it performed and may explain the positions taken or conclusions reached during the performance of any services by the Auditor for the Company.

      Non-prohibited services shall be deemed “Permitted Services” and may be provided to the Company with the pre-approval of a Designated Member or by the full Audit Committee, as described herein.

Audit Committee Review of Services

      At each regularly scheduled Audit Committee meeting, the Audit Committee may review the services, or grouping of related services, provided by the Auditor during the preceding period. Such review may also include an updated projection for the current fiscal year, presented in a manner consistent with the proxy disclosure requirements, of the estimated annual fees to be paid to the Auditor. The Audit Committee shall hear the report of any Designated Member regarding any newly pre-approved services since the last regularly-scheduled Audit Committee meeting.

Effective Date

      This policy shall be effective immediately upon approval by the Audit Committee.

JDA SOFTWARE GROUP, INC.

CHARTER OF THE COMPENSATION COMMITTEE

OF THE BOARD OF DIRECTORS

I.     Purpose

      This Charter specifies the scope of the responsibilities of the Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of JDA Software Group, Inc. (the “Company”) and the manner in which those responsibilities shall be performed, including its structure, processes and membership requirements.

      The primary purpose of the Committee is to discharge the Board’s responsibilities relating to compensation and benefits of the Company’s executive officers and directors. In carrying out these responsibilities, the Committee shall review all components of executive officer and director compensation for consistency with the Committee’s compensation philosophy as in effect from time to time.

      The Committee is also responsible for producing an annual report on executive compensation for inclusion in the Company’s proxy statement, in accordance with applicable rules and regulations.

II.     Organization and Membership Requirements

      The Committee shall be comprised of at least two directors, each of whom shall satisfy the independence requirements of Nasdaq. A director shall not serve as a member of the Committee if the Chief Executive Officer or another executive officer of the Company serves on the compensation committee of another company that employs that director as an executive officer.

      The members shall be appointed by the Board and shall serve until their successors are duly elected and qualified or their earlier resignation or removal. Any member of the Committee may be replaced by the Board. The Committee may from time to time delegate duties or responsibilities to subcommittees or to one member of the Committee.

      A majority of the members shall represent a quorum of the Committee, and, if a quorum is present, any action approved by at least a majority of the members shall represent the valid action of the Committee.

III.     Meetings

      The Committee shall have the authority to obtain advice or assistance from consultants, legal counsel, accounting or other advisors as appropriate, to perform its duties hereunder and to determine the terms, costs and fees for such engagements. Without limitation, the Committee shall have the sole authority to retain or terminate any consulting firm used to evaluate director, CEO or executive compensation, and to determine and approve the terms of engagement and the fees and costs for such engagements. The fees and costs of any consultant or advisor engaged by the Committee to assist in it in performing any duties hereunder shall be borne by the Company.

      The Committee shall meet as often as it deems appropriate, but not less frequently than once each year, to review the compensation of the executive officers and other employees of the Company, and otherwise perform its duties under this charter.

      The Committee shall maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board. The Committee will also record its summaries of recommendations to the Board in written form, which will be incorporated as part of the minutes of the Board meeting at which those recommendations are presented.

E-1

IV.     Committee Authority and Responsibilities

      To fulfill its responsibilities and duties, the Committee shall:

1.	Review and approve all compensation for the Chief Executive Officer, including incentive-based and equity-based compensation.

2.	Review and approve annual performance objectives and goals relevant to compensation for the Chief Executive Officer and evaluate the performance of the Chief Executive Officer in light of these goals and objectives.

3.	Consider, in determining the long-term incentive component of compensation for the Chief Executive Officer, the Company’s performance and relative shareholder return, the value of similar incentive awards to chief executive officers at comparable companies, and the awards given to the Company’s Chief Executive Officer in past years.

4.	Review and approve incentive-based or equity-based compensation plans in which the Company’s executive officers participate, and review and approve salaries, incentive and equity awards for other executive officers.

5.	Approve all employment, severance, or change-in-control agreements, special or supplemental benefits, or provisions including the same, applicable to executive officers.

6.	Periodically review and advise the Board concerning both regional and industry-wide compensation practices and trends in order to assess the adequacy and competitiveness of the Company’s compensation programs for the CEO, other executive officers and directors relative to comparable companies in the Company’s industry.

7.	Review and propose to the Board from time to time changes in director compensation.

8.	Prepare an annual report on executive compensation for inclusion in the Company’s proxy statement, in accordance with applicable rules and regulations.

9.	Perform such other activities consistent with this Charter, the Company’s Bylaws and governing law, as the Committee or the Board deems necessary or appropriate.

10.	Make regular reports to the Board of Directors regarding the foregoing.

11.	Review and reassess the adequacy of this Charter as appropriate and recommend any proposed changes to the Board for approval.

12.	Review and evaluate the Committee’s own performance on an annual basis.

E-2

PROXY

JDA SOFTWARE GROUP, INC.

Proxy for Annual Meeting of Stockholders
Solicited by the Board of Directors

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints James D. Armstrong and Kristen L. Magnuson, and each of them, with full power of substitution to represent the undersigned and to vote all of the shares of stock in JDA Software Group, Inc. (the “Company”) which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the JDA Software Group, Inc. World Headquarters, Scottsdale, Arizona on Thursday, May 22, 2003 at 10:00 a.m. Scottsdale, Arizona time, and at any adjournment thereof (1) as hereinafter specified upon the proposals listed on the reverse side and as more particularly described in the Company’s Proxy Statement, receipt of which is hereby acknowledged, and (2) in their discretion upon such other matters as may properly come before the meeting.

The shares represented hereby shall be voted as specified. If no specification is made, such shares shall be voted FOR proposals 1 through 3.

(Continued and to be signed on the reverse side)

ANNUAL MEETING OF SHAREHOLDERS OF

JDA SOFTWARE GROUP, INC.

May 22, 2003

Please date, sign and mail

your proxy card in the
envelope provided as soon
as possible.

ê     Please detach and mail in the envelope provided.     ê

A vote FOR the following proposals is recommended by the Board of Directors:

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK, AS SHOWN HERE ☒

					FOR	AGAINST	ABSTAIN
1. Election of Directors:				2. Approve Amendment To 1996 Stock Option Plan.	☐	☐	☐

		NOMINEES:		3. Ratify appointment of independent public accountants.	☐	☐	☐
☐ FOR ALL NOMINEES ☐ WITHHOLD AUTHORITY FOR ALL NOMINEES ☐ FOR ALL EXCEPT (See instruction below)	°	J. Michael Gullard
	°	William C. Keiper		Even if you are planning to attend the meeting in person, you are urged to sign and mail the Proxy in the return envelope so that your stock may be represented at the meeting.

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you want to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.			☐

Signature of Shareholder	Date:	Signature of Shareholder	Date:

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.